                                                               EXHIBIT 10.20
                                                                    REDACTED


           CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                POWER OF ATTORNEY



I the undersigned,

Olivier Houssin,

President Directeur General of Alcatel Business Systems, a company incorporated under the laws of France as a societe anonyme with a share capital of FRF 734,376,000, having its registered office at 12 rue de la Baume 75008 Paris, registered with the Commercial and Companies Registry of Paris under number B 602 033 185 (the "Company").

Acting in accordance with the powers granted to me by the Board of Directors of the Company on April 134, 1999.

Hereby grant to Philippe Coffre, Director of Strategy

The following powers:

To execute an OEM Agreement with a maximum amount of US$ 25,000,000 (twenty five million US Dollars) with Interwave Communication Inc., a company incorporated under the laws of California

And to carry out in the name of the Company and on its behalf any act, matter or thing, and to pass and sign any and all documents which the Company may do and which relate in any way to the aforementioned transaction.

Made on October 19, 1999.


/s/ Olivier Houssin
--------------------
Olivier Houssin
President Directeru General

                         DISTRIBUTION AND OEM AGREEMENT
                                     BETWEEN
                  INTERWAVE COMMUNICATIONS INTERNATIONAL, LTD.
                          AND ALCATEL BUSINESS SYSTEMS

         This Distribution and OEM Agreement (hereinafter referred to as the "Agreement"), is made and entered into as of the 27th day of OCTOBER, 1999, (hereinafter referred to as the "Effective Date"), by and between

INTERWAVE COMMUNICATIONS INTERNATIONAL Ltd, company incorporated in Bermuda with its US offices at 656 Bair Island Road, Suite 108, Redwood City, CA 94063-2704 (hereinafter referred to as the "SUPPLIER"),

and

ALCATEL BUSINESS SYSTEMS, a company organized under the laws of France with its registered office at 12, rue de la Baume, 75008 Paris, France (referred to hereinafter as "ALCATEL");

(collectively referred to as the "Parties" or individually as a "Party").

                                TABLE OF CONTENTS

                                                                                                         Page
                                                                                                         ----
1.       DEFINITIONS ......................................................................................1
2.       SCOPE OF AGREEMENT ...............................................................................3
3.       DEVELOPMENT ......................................................................................3
4.       SALE OF THE PRODUCTS BY ALCATEL ..................................................................9
5.       CONTENT OF PRODUCT ..............................................................................10
6.       TESTING AND ACCEPTANCE ..........................................................................10
7.       QUALITY ASSURANCE ...............................................................................11
8.       PRODUCT EVOLUTION AT THE INITIATIVE OF SUPPLIER .................................................13
9.       GENERIC PRODUCT EVOLUTION REQUESTED BY ALCATEL ..................................................13
10.      HOMOLOGATION OF SUPPLIER PRODUCTS INCLUDING DEVELOPED PRODUCTS ..................................14
11.      SUPPLY AND MAINTENANCE OBLIGATIONS OF ALCATEL ...................................................14
12.      LABELLING, SALES DOCUMENTATION AND USE OF TRADEMARKS ............................................15
13.      TERM OF AGREEMENT ...............................................................................15
14.      PRICES ..........................................................................................16
15.      PURCHASE ORDERS .................................................................................18
16.      DELIVERY OF PRODUCTS ............................................................................19
17.      PAYMENT .........................................................................................22
18.      TAXES ...........................................................................................22
19.      DOCUMENTATION ...................................................................................22
20.      TRAINING ........................................................................................23
21.      INSTALLATION ....................................................................................23
22.      MAINTENANCE AND SUPPORT SERVICES ................................................................24
23.      MANUFACTURING LICENSE ...........................................................................26
24.      PRODUCT SOFTWARE LICENSE ........................................................................29
25.      WARRANTY ........................................................................................31
26.      INDEMNITY .......................................................................................33
27.      LIMITATION OF LIABILITY .........................................................................34
28.      PROPRIETARY TECHNICAL MATERIALS .................................................................35
29.      STRATEGY AND MARKETING COORDINATION COMMITTEE ...................................................36
30.      TERMINATION AND CHANGE OF OWNERSHIP OR DIRECTION ................................................36
31.      GENERAL .........................................................................................40
32.      ESCROW AGREEMENT ................................................................................45

                                     ANNEXES

Annex A (1)       DEVELOPED PRODUCTS DESCRIPTION AND GENERAL TECHNICAL
                  SPECIFICATIONS

Annex A (2)       MILESTONES

Annex A (3)       NRE COSTS

Annex B           NEW RELEASES ROAD MAP

Annex C           ALCATEL ROLLING FORECASTS & PO TIMEFRAMES

Annex D           PRICING

Annex E           LIST OF SUBCONTRACTORS

Annex F           TECHNICAL PRODUCT SUPPORT BY THE SUPPLIER

Annex G           LIST OF ALL ALCATEL COMPETITORS

Annex H           TRAINING

Except as set forth in Section 3.3, in the case of any conflict between the Agreement and any Annex, the Agreement shall control, unless otherwise expressly agreed in writing by the Parties.

         Whereas, ALCATEL and SUPPLIER desire to develop corporate mobility business, integrating wireless cellular coverage (technology, GSM, PCS, TDMA, CDMA, ...) with corporate networks (including the evolution toward IP);

         Whereas, ALCATEL is a world leader in telecommunications systems and equipment and first in enterprise solutions, as well as related cables and components activities, and operates in over 130 countries. ALCATEL provides complete solutions and services to Customers, service providers, companies and consumers, ranging from backbone networks to user terminals. ALCATEL is the World leader in public switching and the European leader in PABX business communications.

         Whereas, SUPPLIER supplies compact mobile wireless network solutions supporting corporate mobility and wireless networks, including IP;

         Whereas, ALCATEL wishes to offer for sale a complete range of products in the field of cellular mobility (especially for Enterprise and Campus) communication, including certain Products and Developed Products, as those terms are defined hereinafter, which it does not manufacture itself;


         NOW, THEREFORE, in consideration of the mutual promises contained herein and the covenants, conditions and provisions hereinafter set forth, the parties hereby agree as follows:

         1.       DEFINITIONS

                  The following terms used in this Agreement shall have, unless the context otherwise requires, the meanings hereby assigned to them:

                  ASSOCIATED COMPANIES shall mean any business entity which is under the control of, in control of or under common control with a Party. "Control" within the meaning of this provision means to have, directly or indirectly a controlling interest at any time during the term of this Agreement and as long as such an interest exists, by owning a majority of the voting stock or equivalent rights.

                  CUSTOMERS shall mean ALCATEL's and its Associated Companies' end user customers.

                  DETAILED TECHNICAL SPECIFICATION shall mean a detailed specification for a Developed Product provided by SUPPLIER and accepted by ALCATEL based upon the General Technical Specifications, which includes the specific types of detailed information about the Developed Product mutually identified and agreed by the Parties.

                  DEVELOPED PRODUCTS shall mean any software, firmware or hardware for which ALCATEL has provided a General Technical Specifications and which it has requested SUPPLIER, and SUPPLIER has agreed, to design and/or develop, and which is funded by ALCATEL.

                  GENERAL TECHNICAL SPECIFICATIONS shall mean those specifications initially prepared by ALCATEL described in Annex A (1).

                  KNOW-HOW AND TECHNOLOGY SHALL MEAN any technical information or knowledge created by a party related to the technology underlying the Product or Developed Products.

                  LEAD TIME shall mean the period between the date of SUPPLIER's receipt of an Order and the date of shipment of such Products pursuant to the terms and conditions of this Agreement.

                  MAINTENANCE UPDATE RELEASE shall mean an update to a version that remedies existing Severe Defects or Minor Defects and contains no new features.

                  MALFUNCTION shall mean material non-conformity of the Developed Product with the Detailed Technical Specifications.

                  MILESTONE shall mean a mutually agreed date for completion of a task or deliverable as defined in an Annex A (2) to this Agreement.

                  MINOR DEFECTS shall mean moderate deviations in a Developed Product or Product which do not preclude operation but do not strictly comply with the corresponding Detailed Technical Specification (for Developed Products) or SUPPLIER's published specifications (for Products).

                  NEW VERSION RELEASE shall mean Release 4 (R4), Release 5 (R5), Release 6 (R6) and Release 7 (R7), as described in Annex B.

                  ORDER shall mean an order including but not limited to a purchase order, placed by ALCATEL or its Associated Companies in accordance with
Section 15 of this Agreement.

                  PRODUCT SOFTWARE shall mean Software provided by SUPPLIER designed to operate a Product.

                  PRODUCTS shall mean those products, consisting of hardware, firmware and software (together with related documentation, and New Version Releases, etc.), set out in Annex B as amended from time to time by written agreement of the Parties including products operating in the 900, 1800 and 1900 Mhz range.

                  RELEASE shall mean a fix package or upgrade to a version that improves product attributes capabilities, or usability, or contains major enhancements thereto, an may also incorporate corrections to Severe Defects or Minor Defects thereto.

                  ROLLING FORECAST PROCEDURE shall mean the procedure set forth in Section 15.4.

                  SERVICES shall mean all services rendered by SUPPLIER to ALCATEL including, but not limited to studies, development, maintenance and support for software, training and technical assistance.

                  SEVERE DEFECT shall mean the system or network is down and unusable as a result of a problem with a Product or Developed Product which causes failures, or results in server intermittent operations with no customer acceptable work-arounds, or the customer states the problem has a critical impact on their operation. It may also mean the situation where a system or network is up and running, however the problem with a Product or Developed Product exists with significant impact and which has difficult or no work-arounds, such problem causing substantial performance degradation, or preventing the customer from using a critical feature of the Product or the system.

                  SOFTWARE shall mean, all or any part of the specific computer software program or collection of programs and related design material and documentation (whether in human or machine readable form), including system and support software delivered to ALCATEL.

                  STANDARD LEAD TIME shall mean, in respect of any Product, eight weeks from the date of SUPPLIER's receipt of an Order to the date of shipment to ALCATEL.

         2.       SCOPE OF AGREEMENT

                  2.1 The purpose of this Agreement is to define:

                  - a distribution and OEM relationship for the Products between the Parties,

                  and

                  - a design and development relationship between the Parties for Developed Products.

                  2.2 SUPPLIER shall design and develop the Developed Products as further specified in this Agreement.

                  2.3 ALCATEL or its Associated Companies shall purchase, or cause to be purchased by an Associated Company, the Products, documentation, training, maintenance, and support services as defined in Annex D from SUPPLIER, by means of Orders placed from time to time during the term of this Agreement and include such Products in its catalogue in order to resell them. ALCATEL and its Associated Companies shall only issue Orders for Products to SUPPLIER under the terms of this Agreement.

         3.       DEVELOPMENT

                  3.1 ALCATEL may at any time submit requests for a modification of the Product and/or Developed Products to the Strategic Marketing and Coordination Committee to be developed by SUPPLIER hereunder (hereinafter "Modifications").

                  3.2 If, after SUPPLIER receives the General Technical Specifications, the Parties mutually agree to proceed, SUPPLIER shall undertake the feasibility study and shall subsequently provide ALCATEL with an estimate of the price for effecting the agreed Modifications. SUPPLIER shall determine, among other things, the appropriate Milestone or the revised Milestone for effecting the Modifications.

                  3.3 If and when the estimate is accepted by ALCATEL, the Parties shall sign an amendment to the Agreement (including a new or revised Annex A), in particular with respect to financial conditions and possible revision of the time schedule. Any amendment hereunder to add a new Developed Product shall only serve to amend this Agreement with respect to that particular Developed Product, and specifically shall not amend the Agreement with respect to previous Developed Products, unless otherwise expressly agreed by the parties.

                  3.4 ALCATEL will pay the amounts for the development on the schedule specified in Annex A (3).

                  3.5 SUPPLIER may invoice ALCATEL for such amounts upon completion of Milestones specified in Annex A (2).

                  3.6 ALCATEL shall pay such invoices in accordance with the payment provisions set forth in Article 17.

                  3.7 SUPPLIER shall use members of its technical expert staff with appropriate expertise for performance of its obligations. SUPPLIER shall use reasonable efforts to maintain the same technical expert staff for the duration of the development of a module of the Developed Product.

                  3.8 Cooperation Between The Parties

                           The Parties specifically acknowledge that the
development of the Developed Products shall require active and continual cooperation between SUPPLIER and ALCATEL.

                           3.8.1    Project Managers and Technical Experts

                                    The Parties recognize that the successful
completion of the project calls for continuous supervision, and each Party agrees to assign a Project Manager with the authority to take technical decisions related to the activities which are the subject matter of this Agreement. If either Party's Project Manager cannot continue to serve, the Party concerned shall appoint a replacement Project Manager and give the other Party written notice of the change.

                                    SUPPLIER's Project Manager shall allocate
a dedicated team of highly qualified engineers to the project for development of the Developed Products.

                                    ALCATEL shall have the right to during the
term of this Agreement to have at least one of its or its Associated Company's employees located at SUPPLIER's facilities at ALCATEL's cost.

                           3.8.2    Progress Reviews

                                    Progress reviews shall be made on a monthly
basis, as jointly agreed upon in writing by ALCATEL and SUPPLIER.

                                    Written minutes of each progress review
meeting shall be prepared and issued alternately by each of the Parties and shall be approved by the other Party within eight (8) business days after the non-preparing Party's receipt thereof. If, upon expiration of the above-mentioned period, the preparing Party has received no recommended changes on the minutes from the non-preparing Party, the minutes shall be deemed approved by both Parties.

                           3.8.3    Technical Committee.

                                    A Technical Committee shall be established.
Its role shall be limited to overseeing the technical aspect and the implementation of Developed Product program under this Agreement. The Technical Committee shall be composed of two (2) members empowered to make day to day decisions, each Party appointing its own representative.

                                    (a) In particular, the role of the Technical
Committee shall be:

                                            (i) To liaise between The SUPPLIER
and ALCATEL;

                                            (ii) To monitor the development and
installation of the Developed Products including the review of Progress Reviews;

                                            (iii) To check that both Parties are
complying with the time schedule; and

                                            (iv) To transmit all decisions
necessary for the implementation of the Developed Products to both Parties.

                                    (b) The Technical Committee shall also
examine all matters relating to the performance of the Developed Product program under the Agreement, in particular:

                                            (i) The resolution of any difficulty
encountered in the performance of the Developed Product program under the Agreement;

                                            (ii) The negotiation of any
supplement to or modification of the terms of the Developed Product program under this Agreement, including prices or time schedule; and

                                            (iii) All important questions raised
by either Party with respect to the performance of the Developed Product program under the Agreement and the decisions to be made in respect thereto.

                                    Decisions of the Technical Committee shall
be made by unanimous agreement and shall be given due consideration by the Parties. In the event of disagreement between the members of the Technical Committee, the matter shall be referred to the respective management of each Party.

                                    Meetings of the Technical Committee shall
take place on a quarterly basis, as jointly determined by ALCATEL and the SUPPLIER. Besides the regular progress reviews, a meeting shall be organized as soon as any significant problem is identified by the SUPPLIER and ALCATEL.

                                    Minutes of the Technical Committee meetings
shall be alternately prepared and issued by each of the Parties' representatives and shall be approved by the other Party's representative within eight (8) days after receipt thereof. If upon expiration of the above-mentioned period the preparing Party has received no recommended changes on the minutes from the non-preparing Party, the minutes shall be deemed approved by both Parties.

                  3.9 Acceptance Procedures

                           3.9.1 Prior to SUPPLIER conducting a feasibility
study and preparing an estimate for a Developed Product under Section 3.2, ALCATEL shall provide General Technical Specifications for each Developed Product.

                           3.9.2 After the Parties execute an amendment to this
Agreement for a new Developed Product pursuant to Section 3.3, SUPPLIER shall generate a set of Detailed Technical Specifications on the schedule set forth in the Milestones.

                           3.9.3 The Parties shall jointly review the Detailed
Technical Specifications within fifteen (15) business days from receipt of Detailed Technical Specifications and mutually agree on any changes to the Detailed Technical Specifications.

                           3.9.4 SUPPLIER shall create a detailed test procedure
including test criteria which ensures that the Developed Product meets the requirements of the Detailed Technical Specification.

                           3.9.5 The Parties shall jointly review the test
procedure and acceptance criteria within fifteen (15) business days from receipt of test procedure and acceptance criteria and mutually agree on any changes to the test procedure and/or acceptance criteria.

                           3.9.6 SUPPLIER shall test the Developed Product in
accordance with agreed upon test procedures and ensure that the Developed Product meets the acceptance criteria.

SUPPLIER shall notify ALCATEL of all Malfunctions and Minor and Severe Defects noted during testing, whether corrected or not.

                           3.9.7 SUPPLIER shall provide a written test report
detailing the test results and the attainment or non-attainment of any acceptance criteria.

                           3.9.8 ALCATEL reserves the right to test the
Developed Product in accordance with test procedures given in Article 6, provided that such testing is detailed in the agreed upon test procedure.

                           3.9.9 If the Developed Product meets the acceptance
criteria specified in the test procedure, then the Developed Product shall be deemed to have met Provisional Acceptance.

                           3.9.10 SUPPLIER shall create a detailed final test
procedure including test acceptance criteria which ensures that the Developed Product meets the requirements of the Detailed Technical Specification.

                           3.9.11 The Parties shall jointly review the final
test procedure and acceptance criteria within fifteen (15) business days from receipt of final test procedure and acceptance criteria and mutually agree on any changes to the final test procedure and/or acceptance criteria.

                           3.9.12 SUPPLIER shall test the Developed Product
in accordance with agreed upon final test procedures and ensure that the Developed Product meets the acceptance criteria. SUPPLIER shall notify ALCATEL of all Malfunctions and Minor and Severe Defects noted during testing, whether corrected or not.

                           3.9.13 SUPPLIER shall provide a written final test
report detailing the test results and the attainment of any acceptance criteria.

                           3.9.14 If the Developed Product meets the acceptance
criteria specified in the final test procedure, then the Developed Product shall be deemed to have met Final Acceptance.

                           3.9.15 In the event that the Developed Product fails
to meet the final test acceptance criteria within thirty (30) days SUPPLIER shall propose an action plan for meeting the final test acceptance criteria.

                  3.10     Milestones

                           SUPPLIER shall deliver to ALCATEL the deliverables
including but not limited to reports and/or Developed Products as specified in the Milestones in Annex A (2).

                           ALCATEL shall have the right to terminate all of its
obligations with respect to a particular Developed Product program under the present Agreement (except with respect to Milestones already delivered hereunder) if SUPPLIER fails to achieve the final milestone for the particular Developed Product program within 150% of the agreed upon program duration unless otherwise agreed in writing.

                           ALCATEL will have to pay only for Milestones
completed before the delay period begins.

                  3.11     Intellectual Property Rights in Developed Products

                           3.11.1   Ownership Of Developed Product

                                    All Developed Products including all
software (in both binary and source code form) and all copies thereof are and shall be the exclusive property of ALCATEL and shall be delivered to ALCATEL promptly at ALCATEL request from time to time at the termination or completion of development or at the termination of this Agreement, which ever is earlier.

                           3.11.2   Ownership of Inventions and Intellectual
Property

                                    SUPPLIER hereby grants and agrees to grant
to ALCATEL all right, title and interest in and to the following (collectively, "Supplier Developed Rights"): any and all things of value, including, but not limited to, all services product, inventions (patentable or unpatentable), trade secrets, and copyrights, together with any applications for patents which may issue thereunder and registrations of copyrights, which are embodied in or cover the Developed Products and are discovered, created, developed, or otherwise acquired by SUPPLIER or any of its representatives, or subcontractors solely in connection with the development of Developed Products. Upon request of ALCATEL, SUPPLIER shall, at ALCATEL's expense, do or cause to be done all things necessary to enable ALCATEL to register, file, prosecute, maintain and protect trade secrets, copyrights, and applications for patents and patents issuing on such applications, and to perfect the full ownership and right, title and interest in and in all the rights and properties described hereinabove in this
Section 3.11.2. For purposes of clarification, Supplier Developed Rights shall not include rights in items (a) developed by SUPPLIER before the Effective
Date, (b) obtained by SUPPLIER from a third party, and which SUPPLIER has no legal right to provide such, right, title and interest or (c) independently developed by SUPPLIER without access or reference to any information provided by ALCATEL or its Associated Companies, whether before, during or after the Developed Products development.

                           3.11.3   Background Intellectual Property Rights

                                    With respect to any Developed Products
provided by SUPPLIER under this Agreement, SUPPLIER agrees to grant, and hereby grant to ALCATEL an irrevocable, paid up, non-exclusive worldwide license:

                                    (a) to make, use and sell under any and all
patent rights, owned or controlled by SUPPLIER to the extent needed for making, using, selling or licensing equipment, materials or other goods based on or using documents or tangible materials provided as part of the Developed Products supplied by SUPPLIER; or

                                    (b) to display, perform, use, reproduce,
prepare derivative works based on, or distribute any documents or other tangible materials provided as part of the Developed Products supplied by SUPPLIER; and

                                    (c) to disclose and use any and all of the
information contained in such documents or tangible materials.

                           3.11.4   Grant Back

                                    ALCATEL agrees with ALCATEL's prior written
consent to grant and hereby grants to SUPPLIER, under the Supplier Developed Rights, a world-wide, non-exclusive, perpetual, non-terminable, sublicensable but non-assignable, irrevocable, paid-up and royalty-free right and license under intellectual property rights created by SUPPLIER to make, have made, use, sell, offer for sale, import, copy, reproduce, modify, display, perform, transmit, prepare derivative works and otherwise exploit in any way and commercialize without restriction any products, software, equipment, materials, or other goods, services, methods or processes.

         4.       SALE OF THE PRODUCTS BY ALCATEL

                  4.1 Scope of the sale

                           ALCATEL or its Associated Companies and their
respective Customers shall have the worldwide right to sell to Customers the Product for resale, loan or lease by such Customers for the benefit of their customers under ALCATEL's or its Associated Company's or Customers brand names, provided, however that if ALCATEL or its Associated Company or Customer desire to have SUPPLIER label the Product, SUPPLIER shall have the right to charge ALCATEL or the Associated Company.

                           4.1.1 ALCATEL shall be free to determine the prices
and other terms pursuant to which it shall sell the Products.

                           4.1.2 If SUPPLIER is interested in subcontracting any
manufacturing, SUPPLIER shall consider ALCATEL or Associated Companies for such manufacturing.

                  4.2 Relationship of the Parties

                           4.2.1 The relationship of ALCATEL and SUPPLIER
established by this Agreement is that of independent contracting parties, and nothing contained in this Agreement shall be construed as (i) giving either party the power to direct or control the day-to-day activities of the other,
(ii) constituting the parties as partners, joint ventures, co-owners, principals, and agents or otherwise as participants in a joint or common undertaking or (iii) creating an employment relationship.

                           4.2.2 Nothing in this Agreement shall be construed as
granting to ALCATEL distributorship or franchising rights.

                           4.2.3 Neither Party, its agents and employees, shall
have power or authority as agent, employee or in any other capacity to represent, act for, find or otherwise create or assume any obligation on behalf of the other Party for any purpose whatsoever.

                           4.2.4 All sales and other agreements between ALCATEL
and its Customers shall be the sole responsibility of ALCATEL, except as otherwise provided in this Agreement.

         5        CONTENT OF PRODUCT

                  5.1 The list of Products and minimum feature for future releases are set forth in Annex B and may be amended from time to time upon the mutual written consent of the Parties.

                  5.2 The evolution of the Product beyond that described in Annex B shall be discussed in the Strategic Marketing and Coordination Committee in accordance with Article 9 of the Present Agreement.

         6        TESTING AND ACCEPTANCE

                  6.1 Initial acceptance

                           Prior to placing any Orders for the Products listed
in Annex D and any new Products developed in the future, ALCATEL shall carry out a platform testing and acceptance procedure for each such Product.

                           6.1.1 Such testing shall be carried out according to
the standard procedures of ALCATEL. These standard procedures will be made available to SUPPLIER no less than sixty (60) days prior to the scheduled test.

                           6.1.2 Any non-conformity of the Products with
SUPPLIER's published specifications tested shall be duly recorded by both Parties, and SUPPLIER will correct such non-conformities within two (2) months.

                           6.1.3 Upon successful performance testing of the
Products, ALCATEL will issue a written acceptance of the Products and their related specifications. SUPPLIER agrees to work with ALCATEL to make sure that SUPPLIER'S standard tests are consistent with ALCATEL's standard procedures as tested in 6.1.1.

                  6.2 Pre-delivery inspection and certification by SUPPLIER

                           6.2.1 Prior to delivery of any Order, the Products
must be inspected by SUPPLIER in accordance with SUPPLIER's standard inspection procedure to ensue that the Products comply with such Order and, in particular, with the specifications for the Products to be delivered thereunder.

                           6.2.2 ALCATEL shall have the right to participate in
such inspection with regard to any Order with at least one (1) week's notice to SUPPLIER.

                           6.2.3 Upon delivery, SUPPLIER shall communicate to
ALCATEL in writing a certification from SUPPLIER's manager for quality control that such Products are in conformity with the SUPPLIER's standard inspection procedures.

                  6.3 Subsequent inspection and acceptance by ALCATEL

                           6.3.1 Within eight (8) weeks after arrival of the
Products at the destination indicated in the Order, ALCATEL may inspect such Products, in accordance with agreed test procedures, to ensure that they comply with the Order and specifications, as in effect at the time of delivery, and that they are in good working order.

                           6.3.2 ALCATEL shall notify SUPPLIER in writing within
such eight (8) week period of any failure in this respect.

                                    (a) ALCATEL shall have no obligation to pay
SUPPLIER for properly rejected Products.

                                    (b) The SUPPLIER shall have 6 (six) weeks to
remedy any Severe Defects.

                                    (c) Failure to provide such notification
shall constitute acceptance.

                  6.4 Return and replacement of defective Products

                           6.4.1 SUPPLIER shall ship replacement Products to
ALCATEL FCA airport closest to SUPPLIER's manufacturing plant, in accordance with the 2000 INCOTERMS of the International Chamber of Commerce, within four (4) working days from date of receipt of written notification to SUPPLIER of the rejection of the Products.

                           6.4.2 All defective Products will be repaired or
replaced at SUPPLIER s sole discretion and at its own expense.

                           6.4.3 SUPPLIER shall provide ALCATEL with a "Return
Material Authorization", and ALCATEL shall ship to SUPPLIER all defective Products, transportation, insurance and any other related costs to be borne by SUPPLIER with regard to replacement Products only during the Product's original warranty period. Costs for Products returned to the SUPPLIER for repair after the original warranty period shall be borne by ALCATEL.

         7.       QUALITY ASSURANCE

                  7.1 General Requirements

                           7.1.1 SUPPLIER is free to choose the quality
assurance system that best enables SUPPLIER to meet ALCATEL's requirements. However, SUPPLIER recognizes and accepts that ALCATEL shall use standard ISO 9001, in whole or in part, to evaluate the suitability and efficiency of the Quality Assurance set up for this purpose. The SUPPLIER shall get ISO 9001 certification within 12 (twelve) months of this agreement's signature.

                           7.1.2 SUPPLIER is at all times responsible for the
quality assurance of the Products and services relating thereto. In this regard, SUPPLIER is, in particular, responsible for the quality of its purchases and the quality of production expertise.

                           7.1.3 SUPPLIER shall appoint a representative to deal
with matters concerning ALCATEL and also delegate to such representative the authority to act as its representative in connection with the quality assurance of the Products supplied.

                           7.1.4 SUPPLIER must document and implement a Quality
Assurance program which demonstrates capacity to supply Products conforming to the requirements of this Agreement.

                                    (a) Such documentation, which shall be in
English, shall consist of:

                                            (i) a quality manual defining the
quality system of SUPPLIER, including, another other subjects, the organization and procedures followed within SUPPLIER, a copy of which shall be delivered to ALCATEL on the effective date of this Agreement and any future updates as the same are made.

                                            (ii) a quality plan, which must
contain a process for review and correction of errors;

                                            (iii) the specific quality testing
procedures of the Products and corresponding certification.

                                    (b) SUPPLIER shall deliver to ALCATEL copies
of the documents described in paragraphs (ii) and (iii) within sixty (60) days of the effective date of this agreement.

                  7.2 Analysis and Investigation of Failures

                           All defects or anomalies in the manufacture of the
Products noted by either or both parties shall be recorded and appropriate corrective action shall be taken by SUPPLIER.

                  7.3 Investigations and Audits

                           7.3.1 ALCATEL may carry out quality insurance
investigations and audits during the term of this Agreement upon seven (7) days notice.

                           7.3.2 At all times upon seven (7) days notice
ALCATEL, and/or its Customers, when such Customers so require, shall have access to the documents and control systems accounting records at SUPPLIER'S premises, or the premises of its major sub-contractors, for the purpose of verifying the implementation of the quality assurance of the Products in all respects.

                           7.3.3 In this event SUPPLIER shall hold at the
disposal of ALCATEL's representatives all reasonable material and qualified personnel.

                           7.3.4 ALCATEL shall be solely responsible for, and
shall indemnify and hold the SUPPLIER free and harmless from, any and all claims, damages, costs (including reasonable attorney s fees) or lawsuit arising out of its acts or omissions or those of its employees, servants, agents or any of them during any such investigation or audit.

         8.       PRODUCT EVOLUTION AT THE INITIATIVE OF SUPPLIER

                  8.1 SUPPLIER shall cause the Products to evolve, as concerns the Product Software, in the form of Maintenance Update Releases and New Version Releases.

                  8.2 SUPPLIER shall inform ALCATEL of its Releases of feature improvements which may be suitable for use on, or in connection with, the Products, as well as new generic products that are similar or equivalent to the Products, provided it can do so lawfully, in which case the Parties shall meet to discuss the suitability and terms and conditions of the sale of such new products to ALCATEL.

                  8.3 SUPPLIER shall not impact form, fit or function of the Products or the specifications without giving ALCATEL sixty (60) days notice and SUPPLIER will not ship any such impacted equipment to ALCATEL without ALCATEL's written permission.

                  8.4 Upgrade of delivered Products

                           SUPPLIER will produce New Version Releases of Product
Software reflecting functional evolution for installation in delivered Products, in accordance with Annex B and will consider in good faith the recommendations of the Strategic and Marketing Coordination Committee.

                           The costs of developing any upgrade reflecting
changes in design of generic products made by SUPPLIER in the normal course of product evolution will be for the account of SUPPLIER. SUPPLIER commits to make future Releases of generic Product Software as described in Annex B available to ALCATEL for sublicensing to Customers in accordance with the provisions of this Agreement.

         9.       GENERIC PRODUCT EVOLUTION REQUESTED BY ALCATEL

                  9.1 As a result of the output of the Strategic and Marketing Coordination Committee, ALCATEL may request new technical specifications and request SUPPLIER to implement the corresponding modifications, subject to SUPPLIER's acceptance. SUPPLIER shall consider such request within a reasonable period of time and respond to ALCATEL whether it accepts such a request.

                  9.2 With respect to any upgrade, as well as new features or facilities added to the current generic version, made at the request of ALCATEL the parties will negotiate in good faith sharing of financing and property rights in the event that ALCATEL funds the development, and a specific written agreement is mandatory. In the event that ALCATEL does not fund the requested development the proprietary rights will remain with the SUPPLIER.

         10.      HOMOLOGATION OF SUPPLIER PRODUCTS INCLUDING DEVELOPED PRODUCTS

                           SUPPLIER will furnish proof of compliance with
general requirements of CE homologation and with CE marking, a list of countries where SUPPLIER is homologated and verified, accepted and approved by Underwriter's Laboratories ("U.L") and in compliance with Class B under 47 CFR part 15 and other applicable limits under 47 CFR part 24 of the Regulations of the U.S. Federal Communications Commission. In any case, all the delivered product will be stamped with CE marking label. SUPPLIER will provide a list of certifications obtained. ALCATEL shall provide a list of countries in which it desires to certify the Product. ALCATEL will be responsible for identifying any additional compliance tests required in those countries. SUPPLIER shall have the option of:

                           1) Agreeing to perform such compliance tests in a
                              time frame agreed to by both Parties at
                              SUPPLIER expense;

                           2) Requesting ALCATEL to assist in accordance with
                              Section 10.1.2 below; or

                           3) Deciding not to pursue the test nor pay the
                              expense of pursuing such compliance.

                           10.1.1 With respect to any such country, SUPPLIER
shall, at ALCATEL's request, furnish documentary proof of such compliance.

                           10.1.2 At SUPPLIER's request, ALCATEL agrees to
assist SUPPLIER in seeking homologation compliance approval in a particular country, provided that:

                                    (a) SUPPLIER shall furnish ALCATEL, at
SUPPLIER's sole expense, all necessary documentation, including powers of attorney to act on behalf of SUPPLIER; and

                                    (b) SUPPLIER shall reimburse ALCATEL for all
costs and expenses incurred by ALCATEL in connection therewith.

         11.      SUPPLY AND MAINTENANCE OBLIGATIONS OF ALCATEL

                  11.1 ALCATEL will develop, within six (6) months after the Effective Date, and thereafter maintain, an adequate staff of trained technicians and provide technical support and service to Customers at such prices and on such terms as ALCATEL may establish.

                  11.2 ALCATEL will maintain a spare parts inventory in quantities and mix reasonably sufficient to support the installed base of Products in all locations where ALCATEL has service technicians trained to service SUPPLIER's Products, provided that SUPPLIER shall provide ALCATEL with the necessary information concerning the quantifies and mix, Mean Time Before Failure (MTBF), and lead time for repairs.

         12.      LABELLING, SALES DOCUMENTATION AND USE OF TRADEMARKS

                  12.1 ALCATEL shall market and resell the Products under its own name and trademark, or that of its Associated Companies or Customers which right shall include:

                           12.1.1 The use of ALCATEL's name and trademark in
advertising and sales promotion activities, as well as trade shows, technical seminars and any other activities related to the marketing and sale by ALCATEL of the Products.

                           12.1.2 The use of ALCATEL's name and trademark by
Customers, including Customers and customers of Customers, for all such activities, provided that ALCATEL has agreed to same.

                           12.1.3 ALCATEL shall have the right to request in
writing from SUPPLIER use of SUPPLIERS trademark in specific situations. SUPPLIER will signify approval of the request in writing to ALCATEL.

                  12.2 SUPPLIER shall provide marking of the Products as follows:

                           12.2.1 Products purchased under this Agreement shall
include a front panel reflecting ALCATEL's product markings.

                                    (a) With respect to the Products set forth
in Annex D as of the Effective Date, ALCATEL and SUPPLIER shall agree on the most appropriate and efficient means of applying ALCATEL's product markings at the earliest possible date.

                                    (b) With respect to new Products which may
be added in the future to Annex D, ALCATEL shall supply a marking specification, together with ALCATEL's "private label" panels to SUPPLIER.

         13.      TERM OF AGREEMENT

                  Subject to any other provisions in this Agreement concerning the right of either Party to terminate this Agreement:

                           13.1.1 Initial Term. This Agreement shall commence
upon the Effective Date and shall remain in full force and effect until December 31, 2001.

                           13.1.2 Renewal for Subsequent Periods. At the end of
the initial period and any subsequent period, this Agreement shall automatically be renewed for an additional twelve (12) month period unless either party gives written notice of non-renewal at least ninety (90) days prior to the end of the current period.

         14.      PRICES

                  14.1     Prices and Discounts

                           Prices to ALCATEL for Products shall be as set forth
in Annex D.

                  14.2     Prices in U.S. Dollars

                           All prices under this Agreement are stated and shall
be paid in U.S. Dollars, unless otherwise agreed by the Parties.

                  14.3     Most Favoured Pricing

                           SUPPLIER will agree to sell the Products to ALCATEL
at prices equal to the lowest price charged by SUPPLIER to a third party purchasing same or lesser quantities of the similar Product under an agreement with comparable terms and conditions (including same or lesser volumes commitments) to those in this Agreement. If at any time during the term of this Agreement, SUPPLIER sells the same or lesser quantities of the Product to a third Party at a lower price than that charged to ALCATEL, SUPPLIER shall promptly notify ALCATEL in writing and ALCATEL shall then have the option to purchase the Product from SUPPLIER at the prices offered to such third party for so long as ALCATEL sells at the volume levels for which such third party was offered such prices.

                  14.4     Purchase Commitments

                           During each Semester of this Agreement, ALCATEL shall
purchase Products, Services and/or Support (exclusive of NRE specified in Annex A(3)) totaling at least the amount specified for such Semester (the "Semester Commitment") as shown in the table below:

------------------------------------- ------- ---------------------------------- ----------------------------------
                USSM                   1999                 2000                               2001
------------------------------------- ------- ---------------------------------- ----------------------------------
Calendar Quarter ending                Dec      Mar      Jun     Sep      Dec      Mar     Jun      Sep      Dec
------------------------------------- ------- -------- -------- ------- -------- -------- ------- -------- --------
Quarterly Revenue                        ***      ***      ***     ***      ***      ***     ***      ***      ***
------------------------------------- ------- -------- -------- ------- -------- -------- ------- -------- --------
Semester Revenue                                           ***              ***              ***               ***
------------------------------------- ------- -------- -------- ------- -------- -------- ------- -------- --------
Annual Revenue                           ***                                ***                                ***
------------------------------------- ------- -------- -------- ------- -------- -------- ------- -------- --------
Cumulative Revenue                       ***                                ***                                ***
------------------------------------- ------- -------- -------- ------- -------- -------- ------- -------- --------

* Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

                           For purposes of this Agreement, a "Semester" shall
mean a six (6) month period commencing on January first or July first of any year during the term of this Agreement, provided that the first Semester shall commence on the Effective Date and end on June 30, 2000.

                  14.5     Shortfall Payment

                           14.5.1 Provided that ALCATEL uses commercially
reasonable efforts to sell the volumes of Product or use the Support and Services covered by this Agreement, in the event that ALCATEL fails to meet the Semester Commitment stated above for any Semester, SUPPLIER'S sole remedy and ALCATEL's total liability shall be calculated as follows:

                                    (a) ALCATEL may carryover up to [*****]
of the Semester Commitment for a given Semester to the next Semester, provided that in no event may any amount carried over from the preceding Semester to the current Semester be carried over to the next Semester. The actual carryover amount from any semester (the "Carryover Amount") shall be equal to the lesser of (i) [*****] of the Semester Commitment for such Semester; and
(ii) the sum of the Semester Commitment for such Semester and the Carryover Amount from the immediately preceding Semester less the amount actually purchased during such Semester.

                                    (b) If, at the end of any Semester, the
amount actually purchased during such Semester is less than the sum of the Carryover Amount from the previous Semester and [*****] of the Semester Commitment for the current Semester, then ALCATEL shall pay SUPPLIER a shortfall payment of [*****] of such difference. SUPPLIER shall invoice ALCATEL for such shortfall payment after the end of such Semester, and ALCATEL shall pay such invoice in accordance with Article 17.

                                    (c) If, at the end of any Semester, the
amount actually purchased during such Semester exceeds the sum of the Semester Commitment for such Semester and the Carryover Amount from the preceding Semester, then ALCATEL shall receive a credit against purchases equal to the lesser of: (i) the shortfall payment actually paid by ALCATEL pursuant to Section 14.5.l(b) for a shortfall in the previous Semester, and
(ii) [*****] of the amount by which the volume actually purchased during the current Semester exceeds the sum of the Semester Commitment for such Semester and the Carryover Amount from the preceding Semester.

                                    d) At the end of each Calendar Year, the
Parties will make the grand total of all ALCATEL and its Associated Companies' purchases during this Calendar Year.

                                    If ALCATEL and its Associated Companies have
reached their Purchase commitments here above mentioned, ALCATEL shall be completely reimbursed by SUPPLIER of all shortfall payments paid by ALCATEL during the first Semester.

         Unless mutually agreed by the Parties, if SUPPLIER delays meeting the general availability dates for any agreed upon Release milestones exceeds six
(6) months, then ALCATEL's volume commitments for that calendar year are hereby terminated.

* Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

         15.      PURCHASE ORDERS

                  15.1     Purchase Order Documents

                           ALCATEL shall purchase Products under this Agreement
by placing Orders in writing with SUPPLIER.

                           15.1.1 ALCATEL shall communicate firm purchase Orders
to SUPPLIER at SUPPLIER's office in Paris, France, or such other office as SUPPLIER shall designate in writing.

                           15.1.2 Each Order shall:

                                    (a) Identify the Products desired by
quantity, SUPPLIER model number and description, and shall describe the hardware and programming configurations of said Products.

                                    (b) Set forth a delivery schedule, which
shall not be less than the Standard Lead Time.

                           15.1.3 SUPPLIER shall be obligated to accept any
Order which conforms to the Rolling Forecast Procedure and this Article 15, except that SUPPLIER shall not be obligated to accept any Order while ALCATEL is in default of payment or for Products not covered in this Agreement.

                                    (a) SUPPLIER shall acknowledge acceptance of
Orders within five (5) working days after receipt of such Orders.

                                    (b) As promptly as practical after receipt
of ALCATEL's Order, but in no event less than Seven (7) working days of receipt of such Order, SUPPLIER will notify ALCATEL in writing of the estimated shipment dates for the Products ordered in conformity with Rolling Forecast Procedure.

                                    (c) If SUPPLIER has not issued a notice of
acceptance, or a duly justified rejection, within such period, then the Order shall be deemed accepted according to its terms.

                  15.2     Cancellation of Orders

                           15.2.1 ALCATEL may cancel any Order for Products
placed in accordance with the Standard Load Time upon written notice provided to SUPPLIER within fifteen (15) days after placement of the Order.

                  15.3     Phase out of the Product - Last Time Buy Order

                           15.3.1 Should SUPPLIER intend at any time to cease
production of Products, then, it shall so notify ALCATEL, in writing sent by prepaid registered mail, a minimum of six months prior to such cessation. ALCATEL may, in the three months following the giving of notice, order further Products of the type to be discontinued at reasonable prices to be agreed upon during the notice period, for delivery up to the date of final production (provided that such orders are not disproportionate to the existing volume commitments).

                           15.3.2 SUPPLIER shall make available for sale at the
prices stated in Annex D spare parts needed for maintenance of the Products sold hereunder, during a minimum period of three (3) years from the date of the last delivery. SUPPLIER will do its best efforts to provide ALCATEL with spare parts after the period of three (3) years from the date of the last delivery.

SUPPLIER shall continue during a period of five (5) years from the date of the last delivery to provide ALCATEL with support, maintenance, and repair.

                  15.4 Rolling Forecast Procedure

                  During each calendar month of the Agreement, ALCATEL shall provide a rolling twelve month forecast as follows ("Rolling Forecast Procedure"):

                  - For each of the twelve calendar months following the date of the forecast, the forecast shall state the amount of the Products to be delivered in such month by dollar volume and country including a breakdown by Product type for each of the six calendar months following the date of the forecast.

                  - Forecast accuracy must be within fifty percent (50%) by the ninth month and seventy-five percent (75%) by the sixth month; i.e., actual Orders for delivery in each of the first six months in the forecast shall not vary by more than twenty-five percent (25%) from the amount forecasted, and actual Orders for delivery in each of the seventh, eighth and ninth months in the forecast shall not vary by more than fifty percent (50%) from the amount forecasted.

                  - The rolling forecast shall not be construed as an Order, provided that ALCATEL may only change the quantities as stated above.

                  - This process shall be reviewed to optimize the requirements of both Parties on a quarterly basis.

                  - ALCATEL shall have a right to verify SUPPLIER's capacity to meet the forecasts, including site visits to SUPPLIER facilities within fourteen (14) days notice.

                  - ALCATEL's initial twelve (12) month rolling forecast is attached hereto as Annex C.

         16.      DELIVERY OF PRODUCTS

                  16.1     Delivery period

                           16.1.1 The Standard Lead Time shall apply to all
Orders placed in accordance with the Rolling Forecast Procedure in Section 15.4, unless otherwise agreed by the Parties.

                           16.1.2 If delivery of any item of Product is delayed
beyond the agreed delivery date, for reasons other than events constituting force majeure:

                                    (a) ALCATEL shall be entitled to receive
from SUPPLIER, as liquidated damages, to amount equal to one quarter of one percent (.25%) of the net contract price of delayed Products for each calendar week, starting after the first month of delay, provided that liquidated damages in respect of any delayed Product shall not exceed five percent (5%) of the net contract price of the Products delayed.

                                    (b) Such liquidated damages shall be paid
within sixty (60) days of the issue of an appropriate invoice by ALCATEL and shall be in full and final satisfaction of SUPPLIER'S liability for such delay.

                           16.1.3 If delayed Products have not been delivered
within twenty (20) weeks of the agreed delivery date, ALCATEL shall have the right to cancel without liability, in whole or in part, the Order concerned, in so far as it related to the delayed Products, without prejudice to ALCATEL's right to receive liquidated damages up to the date of such cancellation, subject to the aforementioned maximum of five per cent (5%).

                           16.1.4 Any delay in the delivery beyond the agreed
upon delivery date shall delay the Rolling Forecast by the same number of days of the delay.

                  16.2     Method of Delivery

                           16.2.1 The Products shall be delivered to ALCATEL FCA
San Francisco Airport or its other designated non-USA location at ALCATEL's expense, in accordance with the 2000 INCOTERMS of the International Chamber of Commerce.

                  16.3     Title

                           16.3.1 Title to Goods for all shipments shall pass to
ALCATEL at port of entry of the country addressed on the Order. Title to all SUPPLIER Product Software shall remain with SUPPLIER.

                  16.4     Retention by SUPPLIER of security interest

                           16.4.1 Until such time as SUPPLIER shall have
received, in cash or cleared funds, full payment for the Products, SUPPLIER shall retain a security interest in such Products, including any insurance proceeds arising from loss or damage to same.

                           16.4.2 ALCATEL shall not be entitled to pledge or in
any way charge by way of security for any indebtedness any of the Products for which full payment has not been received, and if ALCATEL does so, all Moines owing by ALCATEL to SUPPLIER for such products shall (without prejudice to any other right or remedy of SUPPLIER) immediately become due and payable.

                           16.4.3 If ALCATEL fails to pay any portion of the
purchase price or any related charges as required under the terms of Article 17, SUPPLIER shall have the right, without liability, to repossess the Products and to avail itself of any legal remedy; provided, however, that SUPPLIER shall not repossess the Products from any Customer of ALCATEL except upon thirty (30) days prior written notice to ALCATEL.

                           16.4.4 ALCATEL agrees to execute and deliver such
financing statements and other documentation as SUPPLIER may reasonably request to perfect and protect SUPPLIER's security interest in the Products, provided that any and all costs of obtaining and perfecting such security interest shall be borne by SUPPLIER.

                  16.5     Export and Import Licensing

                           Subject to the terms of this Agreement:

                           16.5.1 SUPPLIER shall undertake to obtain such United
States export licenses and approvals as may be necessary or appropriate to permit the export of Products hereunder, but makes no representation that such licenses or approvals can be obtained or maintained.

                                    (a) ALCATEL shall undertake to obtain all
licenses, approvals or permits required by any other government.

                                    (b) SUPPLIER and ALCATEL each agree to
provide to the other such information and assistance as may be reasonably required by the other in connection with obtaining such licenses, approvals and permits and to take timely action to attempt to obtain all required import and export documents.

                           16.5.2 SUPPLIER shall be at all times subject to the
export administration and control laws and regulations of the United States Government, and any agency thereof. ALCATEL agrees that, with respect to resale or any other disposition of Products and printed commercial and technical data and information supplied by SUPPLIER, ALCATEL shall comply fully with the export administration and control laws and regulations of the United States of America, any amendments to such laws and regulations, and any instructions provided by SUPPLIER relating to such compliance.

                           16.5.3 ALCATEL shall comply with all other applicable
laws of the United States and all other jurisdictions in which it carries on its activities pursuant to this Agreement and shall take commercially reasonable steps to ensure that its Customers comply with such requirements..

         17.       PAYMENT

                  17.1     General Payment Terms

                           Payment shall be made by ALCATEL to SUPPLIER's Hong
Kong office thirty (30) days following receipt of a valid written invoice. A valid written invoice must include the ALCATEL purchase order number and must be for the exact amount of that ALCATEL purchase order. If the Order allows for partial shipments, then ALCATEL will pay invoices for such partial shipments up to the amount aggregated in the Order upon receipt of an otherwise valid written invoices.

                           17.1.1 Products shall be invoiced as of the date of
shipment by the SUPPLIER.

         18.       TAXES

                  18.1 The prices specified in SUPPLIER's price list as set forth in Annex D are exclusive of any sales, use or privilege tax, value added tax, customs duty or impost, export or import license fee, excise tax based on gross revenue or any similar tax or change which might be levied as a result of the production, sale, license or shipment of any Products or the use of any Products by ALCATEL.

                  18.2 ALCATEL agrees to pay and otherwise be fully responsible for any such taxes (except for taxes based on the net income of SUPPLIER and any withholding tax payable under the provisions of the Tax Treaty between France and the United States, in force at the time of payment). Any personal property taxes assessable on the Products after delivery shall be borne by ALCATEL. SUPPLIER shall have the right, but shall not be obligated, to pay any such taxes directly, in which event ALCATEL shall promptly reimburse SUPPLIER in the amount thereof upon presentation by SUPPLIER of evidence of payment. If a certificate of exemption or similar document or proceeding is to be made in order to exempt the sale from sales or use tax liability, ALCATEL will obtain and pursue such certificate, document or proceeding and present to SUPPLIER evidence of such exemption satisfactory to SUPPLIER no later than sixty (60) days prior to shipment.

         19.       DOCUMENTATION

                  19.1 Provision of Documentation by SUPPLIER

                           19.1.1 Upon acceptance of ALCATEL's first Order for
Products, SUPPLIER shall provide ALCATEL with one (1) copy of each of the following documents of SUPPLIER in English, in both CD-ROM and diskette formats:

                                    (a) Installation Guides

                                    (b) Operations (User) Guides

                                    (c) All documents concerning dimensioning
and configuration rules

                                    (d) Payment for such documents shall be in
accordance with the terms noted in Article 17 and for the amount provided in Annex D.

                           19.1.2 Upon publication by SUPPLIER, SUPPLIER will
provide one (1) copy of any new document that is similar to the above and is made generally available to SUPPLIER's Customers and potential Customers and any revisions to the documents listed above.

                  19.2     Use - Reproduction - Translation - Distribution

                           19.2.1 ALCATEL may use, reproduce, translate, modify
and distribute the documents described in Section 19.1.1, provided that:

                                    (a) ALCATEL may use and distribute such
documents only in connection with the exercise of its rights to resell and sublicense Products under this Agreement, and ALCATEL may translate and modify such documents as long as the documents continue to accurately describe such Products and do not materially change the information in such documents.

                                    (b) ALCATEL may not make any warranty or
otherwise incur any liability on behalf of SUPPLIER with respect to the accuracy or completeness of any such translated or modified version; and shall indemnify SUPPLIER against any and all loss, damages, costs (including reasonable attorneys fees) and expenses arising out of any breach by ALCATEL of such obligation.

                                    (c) Title to and ownership of the
documentation described above shall at all times remain in SUPPLIER.

         20.      TRAINING

                  20.1 Training classes and prices are catalogued in Annex H

                  20.2 All costs for trainees appointed by ALCATEL, including but not limited to costs for instruction charges, transportation, lodging, and meals, shall be paid by ALCATEL.

         21.      INSTALLATION

                  21.1 The parties intend that at the earliest practical time ALCATEL's personnel shall gain the required knowledge and expertise to perform Products installation without participation of SUPPLIER's personnel. ALCATEL may request and SUPPLIER may agree to provide assistance in the installation of SUPPLIER's products at ALCATEL's expense.

                  21.2 If the installation of Products is performed by SUPPLIER's personnel on request of ALCATEL the fees shall be as follows:

                  21.3 Charges for SUPPLIER-furnished installation shall be on a time and materials basis in accordance with the hourly charges provided in Annex F List Prices, plus travel and living expenses for SUPPLIER's personnel, in accordance with ALCATEL'S corporate reimbursement policy.

                  21.4 Charges shall be paid by ALCATEL.

         22.      MAINTENANCE AND SUPPORT SERVICES

                  22.1     Customer support

                           22.1.1 ALCATEL will set up a technical assistance
center, in order to provide maintenance and support services to its Customers.

                           22.1.2 SUPPLIER shall provide training to ALCATEL
personnel with regard to such services in accordance with the fees in Annex H.

                           22.1.3 Service problems arising due to the Product's
non-conformity to the published specifications at the time the product was shipped will be the SUPPLIER's responsibility to correct in accordance with the time frames based upon the severity level tables in this Agreement and the warranty provisions in Article 25 assuming the product has been used in the manner for which it was designed. For problems arising outside the warranty period the SUPPLIER will be obligated to provide support in accordance with the support agreements in place at the time.

                  22.2     Repairs

                           22.2.1 The repair services set forth in Annex F
provided by SUPPLIER shall be made available to ALCATEL at the prices set forth in that Annex F, which may be changed by SUPPLIER once per year upon thirty (30) days written notice.

                           22.2.2 ALCATEL shall be responsible for shipping
charges to SUPPLIER and agrees to request and use the shipping containers provided by SUPPLIER and to ship the Products and modules in the manner prescribed by SUPPLIER.

                           22.2.3 SUPPLIER will ship the repaired Product, or
its replacement, within two weeks of receipt, and shall be responsible for shipping charges to ALCATEL. Emergency repairs required in less than two weeks will be made with all reasonable efforts.

                           22.2.4 Except for loss or damage caused by SUPPLIER's
negligence, ALCATEL relieves SUPPLIER of responsibility and shall indemnify SUPPLIER against any liability whatsoever for all risks of loss or damage to the Products and modules during the period such Products and modules are in transit to and from SUPPLIER's Technical Assistance Center and while in the possession of SUPPLIER at that location.

                  22.3     SUPPLIER hardware and software support service

                           22.3.1 In accordance with the provisions of Article
6, SUPPLIER shall be fully responsible for correcting errors and anomalies from SUPPLIER's Product specifications.

                           22.3.2 SUPPLIER shall therefore establish and
maintain, a Technical Telephone Support and Software Update operation ("TSU") to analyze and resolve such problems and to lend technical support to ALCATELs maintenance technicians on-site.

                                    (a) The TSU shall include emergency callout
services, which shall be available to respond to calls seven (7) days a week and twenty-four (24) hours a day. The TSU shall provide acknowledgement and status on cases escalated by ALCATEL within 24 hours of receipt of such escalated cases.

                                    (b) The TSU shall be staffed with trained
technicians to analyze problems and propose solutions to ALCATEL maintenance representatives on site, including temporary bypass or workaround solutions to blockages, major problems and minor problems.

                                    (c) The escalation process will be reviewed
and approved by the ALCATEL service factory organization.

                           22.3.3 The parties will agree to case severity
classifications using the definitions below as a guideline. If the Parties do not agree upon the emergency classification, the decision of the Technical Steering Committee will apply.

                                    S1 - EMERGENCY - System or network is down
and unusable as a result of a problem which causes failures, or results in server intermittent operations with no customer acceptable work-arounds, or the customer states the problem has a critical impact on their operation.

                                    S2 - SIGNIFICANT IMPACT - System of network
is up and running however the problem exists with significant impact and which has difficult or no work-arounds causing substantial performance degradation, or prevents the customer from using a critical feature of the product or the system.

                                    S3 - LIMITED IMPACT - System or network is
up and running but minor problems exist having limited impact. Customer can use the system or product with limitation or workarounds that are not critically impacting the overall operations. This could also be non-problematic issue such as documentation errors.

                                    S4 - RMA - Logging a request for a Return
Material Authorization.

                                    S5 - ENHANCEMENT - Required for a new
product or feature.

                                    S6 - INFORMATIONAL - Used for Customer
information requests.

                                    Target time for resolution of such faults
within receipt of initial fault report are as follows based upon severity:

------------------------------ --------------------------- --------------------------- ----------------------------
          Severity                   NSS Workaround              BSS Workaround                 Full Fix
------------------------------ --------------------------- --------------------------- ----------------------------
------------------------------ --------------------------- --------------------------- ----------------------------
S1                             Within 24 hours             Within 48 hours             2 weeks
------------------------------ --------------------------- --------------------------- ----------------------------
------------------------------ --------------------------- --------------------------- ----------------------------
S2                             1 Week                      2 Weeks                     90 calendar Days or with
                                                                                       next Maintenance Update
                                                                                       Release whichever is
                                                                                       earlier
------------------------------ --------------------------- --------------------------- ----------------------------
------------------------------ --------------------------- --------------------------- ----------------------------
S3                             Not Required                Not Required                A commitment will be made
                                                                                       within three months to a
                                                                                       future Release for which
                                                                                       the fix is planned.
------------------------------ --------------------------- --------------------------- ----------------------------

                           22.3.4 All costs and expenses associated with such
corrective action shall be for SUPPLIERS account if the problem:

                                    (a) arises during the warranty period of the
Products in question; or

                                    (b) arises after expiration of the warranty
period but is due to non-conformity of the Product with SUPPLIERS specifications at the time the product was shipped.

                           22.3.5 The Technical Committee will meet within
thirty (30) days of the Effective Date of this Agreement and determine the best possible support procedure.

                  22.4 With regard to the hardware portion of the Products, SUPPLIER shall maintain service capabilities to repair hardware problems for a period of five (5) years from the date of shipment of a Product, provided that such repairs shall be for ALCATEL's expense after expiration of the warranty period on same. At the end of the five (5) year period, if SUPPLIER will no longer repair such Products, SUPPLIER agrees to propose an alternative solution which could include an end of life buy pursuant to Section 15.3, appointment by SUPPLIER of a third party to repair such Products, or transfer of repair technology.

         23       MANUFACTURING LICENSE

                  23.1 In The event that, during the term of this Agreement, ALCATEL and its Associated Companies pay invoices from SUPPLIER in an aggregate and cumulative amount of at least $25 million in product revenue for New Version Release Products (not including any Support, Services or development revenue) then ALCATEL may in its sole discretion upon written notice to SUPPLIER exercise one of the following options:

                           23.1.1 OPTION 1. License to Manufacture

         ALCATEL may elect to receive a non-exclusive, non-transferable, royalty bearing, worldwide license to manufacture New Version Release Products at any of ALCATEL's worldwide manufacturing facilities for resale under its brand name or that of its Customer's brand names (such products being referred to as "ALCATEL Manufactured Products"), provided however that in no event shall such license be granted with respect to a specific New Version Release prior to the end of the second complete calendar quarter following SUPPLIER's designation of that Release being generally available. The date that SUPPLIER grants such license to ALCATEL for a specific New Version Release shall be called "Manufacturing License Commencement" (MLC) for such Product Release.

         SUPPLIER shall provide, and this Manufacturing License for a specific New Version Release shall permit ALCATEL or its Associated Companies to use the following with respect to such New Version Release:

         - Hardware manufacturing information including but not limited to assembly drawings, blueprints, bill of materials and other manufacturing information

         -        Product(s) Technical Functional Specifications

         -        Packaging and Transport Specifications

         -        Lists of components and their certified suppliers

         -        Manufacturing Processes

         -        Test Procedures

         - Rights to procure test tools from SUPPLIER at a reasonable price

         -

         - ALCATEL shall have the right to procure ASICs at the same terms and conditions as SUPPLIER gets ASICs from its own suppliers (procurement will be made either from SUPPLIER, or from SUPPLIER's suppliers directly with written authorization given by SUPPLIER to its own suppliers).

         - Binary code for all Software (including middleware) and related corrections

         -        Firmware in binary form

         - Notification of component changes and/or obsolescence of components

(all of the foregoing information, not including the rights to procure, hereinafter referred to as the "Manufacturing Information").

         SUPPLIER shall provide, during the first quarter after ALCATEL has exercised its option, at SUPPLIER's then current labor and other related support costs and at ALCATEL's expense, a reasonable amount of technical support in the form of access to qualified technical persons.

         SUPPLIER shall review and approve of ALCATEL's manufacturing process.

         This Manufacturing License shall also include the right to have ALCATEL Manufactured Products made by a third party contractor solely for ALCATEL and/or its Associated Companies, such contractor approved in writing and in advance by SUPPLIER and such approval shall not be unreasonably withheld.

         ALCATEL and/or its Associated Companies agree to pay SUPPLIER a royalty amount based upon the prices listed in Annex D effective immediately before Manufacturing License Commencement (the "Transfer Price") which royalty shall be calculated for each New Version Release in accordance with the table shown below. If SUPPLIER reduces the price for a Product after Manufacturing License Commencement, the Transfer Price shall be reduced by a factor equivalent to the same factor by which the price for the SUPPLIER Product is reduced.

         If Manufacturing License Commencement for a specific New Version Release occurs during the term of this Agreement, then the manufacturing license for such New Version Release granted in this provision shall survive any termination or expiration of this Agreement for three (3) years, except when the Agreement is terminated by supplier under Section 30.1 or 30.3.

                           23.1.2 OPTION 2. Discounts

         In lieu of OPTION 1 above, ALCATEL may elect to continue purchasing Products from SUPPLIER, in which case ALCATEL and/or its Associated Companies shall receive the additional discounts on New Version Release Products described in the fourth column of the table below, such discounts computed separately for each New Version Release based upon the Minimum Volume and timing for such New Version Release.




                      MANUFACTURING LICENSE AND DISCOUNT OPTION TABLE

------------------------------ --------------------------- --------------------------- ----------------------------
Manufacturing Step for a       Royalty for each Release    Minimum Volume of           Additional Discount from
Release (12 month                                          specific Release to         Transfer Price if
------------------------------ --------------------------- --------------------------- ----------------------------

                                         -28-


------------------------------ --------------------------- --------------------------- ----------------------------
periods commencing on MLC      (as a percentage of         advance to next lower       SUPPLIER manufactures for
for such Release)              Transfer Price)             Royalty level (measured     ALCATEL under OPTION 2
                                                           by the Transfer Price of
                                                           such Products)*
------------------------------ --------------------------- --------------------------- ----------------------------
Manufacturing Step 1                      30%                     $15 million                      5%
------------------------------ --------------------------- --------------------------- ----------------------------
Manufacturing Step 2*                     25%                     $7.5 million                     10%
------------------------------ --------------------------- --------------------------- ----------------------------
Manufacturing Step 3*                     15%                      $5 million                      20%
------------------------------ --------------------------- --------------------------- ----------------------------
Manufacturing Step 4*                     10%                No minimum volume for                 25%
                                                                 five (5) years
------------------------------ --------------------------- --------------------------- ----------------------------
Thereafter                                 0%
------------------------------ --------------------------- --------------------------- ----------------------------



ALCATEL and/or its Associated Companies will only advance to a lower royalty percentage for a specific New Version Release at the end of a Manufacturing
Step:

   - if ALCATEL and/or its Associated Companies have manufactured such Release,

   - during twelve (12) month period commencing on MLC for such Release,

   - and if ALCATEL and/or its Associated Companies have reached a Minimum Volume corresponding to such Manufacturing Step.

         24.      PRODUCT SOFTWARE LICENSE

                  24.1 Subject to the terms and conditions set forth herein, SUPPLIER hereby appoints ALCATEL and it Associated Companies as non-exclusive worldwide reseller of the Product Software to Customers, and in connection therewith hereby grants ALCATEL a non-exclusive and non-transferable worldwide right and license to promote and distribute, either directly or indirectly through its Associated Companies, the Product Software to Customers as an integrated part of ALCATEL's or Associated Company's products.

                  24.2 SUPPLIER shall be free to appoint other distributors, use other distribution channels, enter into OEM relationships or sell the Product Software directly to any customer, without incurring any liability to ALCATEL or its Associated Companies for so doing. ALCATEL shall have no right to indirectly sell, sublicense or otherwise distribute copies of the Product Software and shall not appoint any sub-distributor, reseller, agent or other third party in connection with the Product Software, except that ALCATEL or its Associated Companies shall be entitled to provide the Product Software as part of the ALCATEL or Associated Company's products to its Associated Companies for resale and sublicensing to their Customers.

                  24.3 ALCATEL and its Associated Companies shall be entitled to grant Customers sublicenses for use of the Product Software in connection with ALCATEL or it Associated Company's products and to deliver to Customers copies of the Product Software paid for by ALCATEL and provided by SUPPLIER and only in connection with ALCATEL's or it Associated Company's products.

                  24.4 ALCATEL agrees not to sublicense or otherwise distribute the Product Software except under a license in a written agreement (either a sublicense agreement or an overall contract containing sublicense clauses) that shall contain at least the following contractual restrictions and requirements:

                           24.4.1 Use of the Product Software restricted to
object code only; and

                           24.4.2 Prohibition of any transfer or assignment of
the Product Software, except for temporary installation in the event of a computer malfunction; and

                           24.4.3 Prohibition of any reverse engineering,
disassembly or decompilation of the Product Software, save as permitted by law, and prohibition of copying the Product Software except for a single backup or archival copy; and

                           24.4.4 Requirement for Customer to discontinue use
and destroy or return to ALCATEL all copies of the Product Software and documentation upon term or termination of the sublicense; and

                           24.4.5 Prohibition on removing or masking any
copyright notice, trademark (or trademark notice) or restrictive legend affixed to the Product Software or appearing in the documentation.

                           24.4.6 Warranty disclaimers to disclaim all implied
warranties and limitations on liability to exclude all consequential damages.

                  24.5 If the Product in which the Product Software is incorporated or embedded is licensed or sold by ALCATEL through an Associated Company, ALCATEL shall require such Associated Company to enter with the Customer into a written agreement containing the above-listed restrictions and requirements.

                  24.6 ALCATEL agrees that in marketing and sublicensing the Product Software as part of the ALCATEL or it Associated Company's products, ALCATEL shall neither engage in any deceptive, misleading, illegal or unethical practices that could be detrimental to SUPPLIER, nor make to potential Customers any representations, warranties or guarantees that are inconsistent with or in addition to those contained in this Agreement or made otherwise by SUPPLIER, and that in promoting and distributing the Product Software as part of the ALCATEL or it Associated Company's products ALCATEL shall comply with all applicable laws and regulations.

                  24.7 ALCATEL or its Associated Companies shall use commercially reasonable efforts to promote and market the Product Software incorporated in The ALCATEL or it Associated Company's products in those countries where the ALCATEL conducts business..

                  24.8 ALCATEL will maintain a sufficient number of capable technical and sales personnel that will have completed the applicable training in accordance with Article 20.

         25.      WARRANTY

                  25.1     Warranty Period

                           25.1.1   Hardware Warranty

                                    SUPPLIER, warrants to ALCATEL that for a
period of sixteen (16) months from the date of shipment (referred to as the Hardware Warranty Period), each Product, other than the Product Software, will conform in all material respects to SUPPLIER's written specifications for the Product and will be free from defects in materials and workmanship, provided that, in the event of any repairs made to Products and returned to ALCATEL or its Customer during the last six months of the above warranty period, the repaired Products shall continue to benefit from the warranty for a period of six months. SUPPLIER's sole obligation under this warranty is limited to repairing or replacing at SUPPLIER's option, at a SUPPLIER designated location, any non-Product Software Products or parts thereof that SUPPLIER determines do not conform to this warranty.

                                    The above Hardware Warranty is contingent
upon proper use in accordance with the specifications for the Product. The warranty will not apply if adjustment, repair or parts replacement is required because of misuse, neglect, improper installation, repair, alteration or accident including humidity, temperature, power supply requirements, etc.

                                    THE WARRANTIES SET FORTH IN THIS SECTION
25.1.1 CONSTITUTE THE ONLY WARRANTIES WITH RESPECT TO ANY HARDWARE PRODUCT. THEY ARE IN LIEU OF ALL OTHER WARRANTIES, CONDITIONS OR OTHER TERMS, WRITTEN OR
ORAL, STATUTORY, EXPRESS OR IMPLIED INCLUDING WITHOUT LIMITATION THE WARRANTY OF MERCHANTABILITY AND THE WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE EXPRESSLY EXCLUDED. THESE EXCLUSIONS DO NOT APPLY TO DEATH OR PERSONAL INJURY CAUSED BY NEGLIGENCE.

                                    25.1.2  Software Warranty

                                    SUPPLIER warrants that Software provided
under this Agreement will perform in all material respects with the current published specification for a period of twelve (12) months from the date of shipment (Referred to as the Software Warranty Period). During the Software Warranty Period, SUPPLIER shall take all reasonable steps without charge to correct errors or defects in any such Software and any corrections, or defects may at SUPPLIER election be provided to ALCATEL directly and/or incorporated in subsequent updates from SUPPLIER. The actions described in this Section 25.1.2. shall constitute SUPPLIER's sole obligation and ALCATEL's sole remedy for breach of the Warranty in this Section 25.1.2.

                                    Any modifications or alteration of
Software without the approval of the SUPPLIER shall void SUPPLIER's obligation under this Section unless and until the Software is returned to its unaltered state.

                                    SUPPLIER does not warrant the Software will
operate in accordance with the published documentation in the combinations which may be selected for use by ALCATEL, or will meet ALCATEL's requirements. SUPPLIER does not warrant that the operation of the Software will be uninterrupted or error free, or that all Software errors will be corrected. Notwithstanding the prior disclaimer, SUPPLIER warrants that all Software provided by SUPPLIER shall be free from any viruses coded or introduced into Products.

                                    THE WARRANTIES SET FORTH IN THIS SECTION
25.1.2 CONSTITUTE THE ONLY WARRANTIES WITH RESPECT TO ANY SOFTWARE PRODUCT. THEY ARE IN LIEU OF ALL OTHER WARRANTIES, CONDITIONS OR OTHER TERMS, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED INCLUDING WITHOUT LIMITATION THE WARRANTY OF MERCHANTABILITY AND THE WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE EXPRESSLY EXCLUDED. THESE EXCLUSIONS DO NOT APPLY TO DEATH OR PERSONAL INJURY CAUSED BY NEGLIGENCE.

                  25.2     Obligation to Notify

                           25.2.1  ALCATEL shall promptly notify SUPPLIER in
writing of any alleged non-conformities or defects in the Products and specifically describe the problem.

                           25.2.2 SUPPLIER shall have no obligations under this
warranty with respect to any non-conformity or defect unless SUPPLIER receives notice and a description of such non-conformity or defect no later than five (5) business days after the expiration of the warranty period.

                           25.2.3  Upon receipt of such notice, SUPPLIER shall
(i) instruct ALCATEL as to the element or elements of the Products that ALCATEL shall return to SUPPLIER and (ii) designate SUPPLIER's location to which such element(s) shall be shipped.

                  25.3  Shipment under Warranty

                           25.3.1 Warranty service and repair and parts
replacement will be performed at SUPPLIER location designated by SUPPLIER.

                                    (a) In performing warranty service, SUPPLIER
will furnish parts on an exchange basis and the replaced parts will become the property of SUPPLIER.

                                    (b) Charges for shipping Products or Product
elements to SUPPLIER are the responsibility of ALCATEL and shall be prepaid by ALCATEL.

                           25.3.2  If Product or Product elements are determined
by SUPPLIER to be non-conforming or defective, SUPPLIER shall be responsible for the cost of shipping both the nonconforming or defective Product or Product element to SUPPLIER and shipping the repaired or replaced Product or Product element to ALCATEL. If such Products or Product elements are determined by SUPPLIER not to be non-conforming or defective, ALCATEL shall bear all costs of such return.

                  25.4     Packaging

                           25.4.1 ALCATEL agrees to request and use the shipping
containers designated and provided by SUPPLIER and to ship the Products and Products elements in the manner prescribed by SUPPLIER.

                           25.4.2 Except for loss or damage caused by SUPPLIER's
negligence, ALCATEL relieves SUPPLIER of responsibility for and shall indemnify SUPPLIER against liability howsoever arising from all risks of loss or damage to the Products and Product elements during the period such Products and Product elements are in transit to and from a SUPPLIER location or are in the possession of SUPPLIER at such location.

                  25.5     Warranty Exclusion

                           25.5.1 The warranties provided by SUPPLIER under
this Agreement do not include:

                                    (a) Performance of preventive maintenance;
or

                                    (b) Repair of damages or delays in service
caused by: failure to provide a suitable installation environment, use of the Products for other than the purposes for which they were designed, accident, neglect, disaster, damage incurred in transit, alterations to the Products or other work on the Products not permitted or not performed as specified by SUPPLIER or other damage not arising under normal operating conditions.

         26.      INDEMNITY

                  26.1  Indemnification

                           26.1.1 Notwithstanding any provisions of this
Agreement to the contrary, SUPPLIER shall protect, defend, indemnify and hold harmless ALCATEL and its Associated Companies, co-owners, Customers and joint ventures (if any), and their respective officers, directors, agents, contractors and employees against loss or damage arising out of any claim or suit for misappropriation of trade secret or for patent, copyright, trademark or other proprietary right infringement by the possession, sale, licensing, reproduction, modification, distribution, disclosure, manufacture or use, as authorized under this Agreement, of the Products, Developed Products, Software or Services provided by SUPPLIER hereunder. ALCATEL shall promptly notify SUPPLIER of any such claim or suit and afford SUPPLIER an opportunity at SUPPLIER's expense to undertake the defense of any such suit, provided that, at ALCATEL's election, ALCATEL may join (but not control or direct) in such defense at its expense. If SUPPLIER refuses or fails to defend such suit, SUPPLIER shall reimburse ALCATEL in full for ALCATEL's reasonable costs and expenses in the defense of such suit including attorneys' fees. SUPPLIER shall pay promptly any final judgments or decrees which may be entered against ALCATEL in such suit, and in event of the grant of injunctive relief, SUPPLIER shall: (i) procure for ALCATEL the right to use such Products. Developed Products, Software or other Services; (ii) provide non-violating information, goods, equipment, and/or material substantially equal in value and efficiency; or (iii) if it is commercially infeasible for SUPPLIER to do
(i) or (ii), grant ALCATEL a credit based on the remaining beneficial use of the products. The foregoing obligations shall not apply to infringement claims directly and necessarily arising from (i) the combination of a SUPPLIER product with other products not provided, specified, recommended, or suggested by SUPPLIER for use with such SUPPLIER products, if such infringement would have been avoided by the use of such SUPPLIER product alone, (ii) modification of a SUPPLIER product not made or authorized by SUPPLIER, if such infringement would have been avoided by the use of the unmodified SUPPLIER product; (iii) following ALCATEL's specifications, designs, methods or directions, unless a commercially reasonable non-infringing implementation of such specifications, designs, methods or direction exists; or (iv) any trademark infringement involving branding not applied by SUPPLIER or applied at ALCATEL's direction. THE FOREGOING STATES THE ENTIRE LIABILITY AND OBLIGATIONS OF SUPPLIER AND THE EXCLUSIVE REMEDY OF ALCATEL WITH RESPECT TO ANY ALLEGED OR ACTUAL INTELLECTUAL PROPERTY INFRINGEMENT.

         27.      LIMITATION OF LIABILITY

                  27.1 IN NO EVENT WILL EITHER PARTY BE LIABLE FOR (i) SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR (ii) ANY DAMAGES WHATSOEVER RESULTING FROM LOSS OF USE, DATA OR PROFITS, ARISING OUT OF OR IN CONNECTION WITH THIS CONTRACT, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT TORT; INCLUDING NEGLIGENCE, OR OTHERWISE. [IN NO EVENT SHALL EITHER PARTY'S AGGREGATE LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT EXCEED THE AMOUNTS PAID OR EXPRESSLY PAYABLE BY SUCH PARTY UNDER THE AGREEMENT DURING THE LAST TWELVE (12) MONTHS.

         SUCH LIMITATION OF LIABILITY SHALL NOT APPLY WITH RESPECT TO ANY ALLEGED OR ACTUAL INTELLECTUAL PROPERTY INFRINGEMENT.

                  27.2 Nothing in this Agreement or otherwise shall limit either Party's liability for death or personal injury resulting from its negligence.

         28.      PROPRIETARY TECHNICAL MATERIALS

                  28.1     Reverse Engineering

                           ALCATEL agrees not to disassemble, decompile, reverse
engineer, duplicate or modify any Software (except Developed Products software) in any form or manner, nor directly or indirectly permit or allow its Customers or any other person to do so except in the case of the existence of a license granted under this agreement.

                  28.2     Documentation License

                           Subject to the terms and provisions of this
Agreement, and in particular Article 12 [Labeling, Sales Documentation and Use of Trademarks] and Article 19 [Documentation]:

                           28.2.1 Confidential documentation, maintenance
manuals and drawings related to the Products or the Software (except Developed Products), specifically excluding the items described in Section 19.1.1 (collectively, "Proprietary Technical Materials") which SUPPLIER may furnish shall be in ALCATEL's possession pursuant only to a restrictive, non-transferable (except for purposes of sublicensing), nonexclusive license under which ALCATEL may use such Proprietary Technical Materials internally solely for the purpose of selling, operating, servicing and repairing the Products and the Software and for no other purpose.

                           28.2.2 Without limiting the generality of the
foregoing, ALCATEL may not reproduce or copy any Proprietary Technical Materials or transfer, assign, sublicense, loan or disclose or otherwise make available all or any portion of such Proprietary Technical Materials to any other person or entity, without the prior express written consent of SUPPLIER. Such Proprietary Technical Materials shall also be considered Confidential Information for purposes of Section 31.4.

                  28.3     Ownership of Documentation

                           28.3.1 Title to and ownership of the Proprietary
Technical Materials shall at all times remain in SUPPLIER.

                           28.3.2 In addition to any other remedy SUPPLIER may
have, SUPPLIER reserves the right to terminate this license or to terminate this Agreement pursuant to Article 30 hereof if ALCATEL fails to comply with any significant or material term or condition hereof.

                           28.3.3 This license shall also terminate at such time
as ALCATEL shall permanently cease to use the Products for the purposes for which they were manufactured by SUPPLIER and as permitted by this Agreement.

                           28.3.4 ALCATEL agrees, upon notice from SUPPLIER of
any termination of this license and in accordance with any more specific directions from SUPPLIER, to deliver immediately to SUPPLIER all Proprietary Technical Materials and all copies thereof.

         29.      STRATEGY AND MARKETING COORDINATION COMMITTEE

                  29.1 A Strategy and Marketing Coordination Committee composed of representatives of the Parties is hereby created. Each Party shall appoint immediately after the signature of this agreement a representative who has authority to act in the name and on behalf of the relevant Party, subject only where necessary to Board approval.

                  29.2 An alternate shall be also nominated by each Party, who in case of absence of the Party's representative shall have full power to act in the name and on behalf of the relevant Party, subject as aforesaid, to Board approval. Each party may replace its representative and the alternate.

                  29.3 The Co-ordination Committee shall be chaired alternatively by the representative of each of the Parties Meetings of the Co-ordination Committee shall be held, in principle, at least two (2) times a year, but should circumstances so require, a meeting may be convened at any time at the request of any of the Parties. Decisions of the Coordination Committee shall be made by unanimous agreement and shall be given due consideration by the Parties.

                  29.4 The Chairman shall prepare minutes of each meeting of the Strategic Coordination Committee and shall distribute copies of the same to the other Party.

                  29.5 Finalized minutes once agreed shall be a true and complete record of the decision taken by the Parties.

                  29.6 The Strategy and Marketing Coordination Committee shall examine all important matters relating to the performance of the Agreement including evolution of the Product and vision and strategic direction of corporation with respect to the corporate mobility market.

         30.      TERMINATION AND CHANGE OF OWNERSHIP OR DIRECTION

                  30.1     Termination by SUPPLIER

                           30.1.1 Without prejudice to SUPPLIER's rights under
any other provision of this Agreement, SUPPLIER may, without incurring any liability, terminate this Agreement at any time by giving written notice to such effect to ALCATEL, upon the occurrence of any one of the following events:

                                    (a) All or a substantial portion of the
assets of ALCATEL are transferred to an assignee for benefit of creditors;

                                    (b) A receiver, trustee in bankruptcy or
person with similar powers has been appointed with respect to ALCATEL, or any voluntary or involuntary action is commenced by or against ALCATEL under any bankruptcy or similar law, and such action or appointment is not dismissed or terminated within sixty (60) days thereafter;

                                    (c) ALCATEL is generally not paying its
debts as they become due;

                                    (d) Any legally constituted court or
governmental agency rules that a material provision of this Agreement is illegal or unenforceable or requires a modification which would materially alter the basic intent of the Parties in entering into this Agreement;

                                    (e) Any currency or other controls are
imposed by any governmental entity which prevents ALCATEL from making payments as required by this Agreement.

                           30.1.2 In the event of termination by SUPPLIER under
this Article 30.1, ALCATEL's sole liability to SUPPLIER shall be for amounts due and payable under this Agreement on the date of termination.

                  30.2     Termination by ALCATEL

                           30.2.1 Without prejudice to ALCATEL's rights under
any other provision of this Agreement, ALCATEL may, without incurring any liability, including but not limited to shortfall payments and volume commitments, terminate this Agreement at any time by giving written notice to such effect to SUPPLIER, upon the occurrence of any one of the following events:

                                    (a) All or a substantial portion of the
assets of SUPPLIER are transferred to an assignee for benefit of creditors;

                                    (b) A receiver, trustee in bankruptcy or
person with similar powers has been appointed with respect to SUPPLIER, or any voluntary or involuntary action is commenced by or against SUPPLIER under any bankruptcy or similar law, and such action or appointment is not dismissed or terminated within sixty (60) days thereafter;

         In the event of termination under this provision:

         - ALCATEL's purchase commitments under Section 14.4 are hereby terminated

         - then SUPPLIER agrees to grant and hereby grants to ALCATEL a worldwide, perpetual, non exclusive, sublicensable, assignable right to use any information provided by SUPPLIER or use the Escrow Information to allow ALCATEL and/or its Associated Companies anywhere in the world to make, sell, license, distribute lease, copy, operate or otherwise use such information for any purpose (subject only to any non disclosure obligations stated herein) which it may determine. In addition, ALCATEL its Associated Companies may brand any Products of resale under the ALCATEL or its Associated Company's name.

                                    (c) SUPPLIER is generally not paying its
debts as they become due;

                                    (d) Any legally constituted court or
governmental agency rules that a material provision of this Agreement is illegal or unenforceable or requires a modification which would materially alter the basic intent of the Parties in entering into this Agreement;

                                    (e) Any currency or other controls are
imposed by any governmental entity which prevents SUPPLIER from performing its obligations under this Agreement; or

                  30.3     Termination by either Party

                           Subject to the terms of this Agreement, either
Party shall have the right, at its option, by written notice to such effect to the other Party, and in addition and without prejudice to any other rights or remedies, to terminate this Agreement with immediate effect upon failure of the other party to pay any Monies when due hereunder, or upon material failure of the other Party to observe, keep or perform any of the covenants, terms or conditions of this Agreement, if in either case such default continues for ninety (90) days (or such lesser period as may be provided in this Agreement) or more after written notice to such other Party.

                  30.4 SUPPLIER Obligations Upon Expiration or Termination of this Agreement

                           30.4.1 Except in the case of termination by SUPPLIER
for the reasons set forth in Article 30.1 or 30.3, SUPPLIER shall continue, during a period of three (3) years, to provide support, maintenance and repair services for all Products which have previously been sold to ALCATEL at the prices and under relevant terms and conditions stated in this Agreement and any technical assistance needed by ALCATEL to exercise its post termination rights at SUPPLIER's hourly rates set forth herein.

                  30.5 ALCATEL Obligations Upon Expiration or Termination of this Agreement

                           Except as SUPPLIER may otherwise authorize in
writing, ALCATEL shall cease to use the trade names, symbols, logos and trademarks of SUPPLIER and shall take all necessary action to ensure that any contractor, agent or other party utilizing SUPPLIER's trade name, logos, symbols or trademarks, pursuant to the rights granted to ALCATEL under this Agreement, ceases to do so.

                  30.6 Orders after termination

                           The acceptance of any order from, or the sale of any
Products to, ALCATEL after the expiration or termination of this Agreement shall not be construed as a renewal or extension hereof nor as a waiver of termination, but in the absence of a written agreement signed by SUPPLIER and ALCATEL, all such transactions shall be governed by provisions identical to the applicable provisions of this Agreement, except the provisions regarding term.

                  30.7     Surviving Rights and Obligations

                           30.7.1 Notwithstanding anything to the contrary in
this Agreement, no termination by either party, or expiration at the end of its term, of the OEM relationship created by this Agreement shall affect any rights or obligations of either party:

                                    (a) which are accrued pursuant to this
Agreement as of the effective date of such termination or expiration; or

                                    (b) which are intended by their terms to
survive such termination or expiration, including, without limitation, Article 26 (Indemnity) and Article 31.4 (Confidentiality).

                  30.8     CHANGE OF OWNERSHIP OR DIRECTION

                           30.8.1 If any entity listed in Annex G (an "ALCATEL
Competitor") who, as of the Effective Date, had no ownership of the stock of SUPPLIER entitled to vote in an election of its board of directors ("SUPPLIER's Stock"), purchases more than fifteen percent (15%) of SUPPLIER's Stock during the term of this Agreement, then:

         -

         - ALCATEL's purchase volume commitments under Section 14.4 are hereby terminated.

         - The term of the contract, at ALCATEL's request, shall be extended for a period of three years from the date such entity obtains that interest.

         - ALCATEL may for convenience reasons, terminate this Agreement with a six (6) months prior written notice without any penalties and or liquidated damages to be paid.

                           30.8.2 If any ALCATEL Competitor takes effective
control of the SUPPLIER by acquiring more than fifty percent (50%) of SUPPLIER's Stock, or if SUPPLIER otherwise changes its strategic direction (change of strategic direction means that SUPPLIER abandons future releases in the corporate mobility market and/or refuses or consistently fails to materially comply with its support, service, supply or development obligations under this Agreement, and/or fails to meet the deadlines for general availability for New Version Releases with minimum features stated in Annex B by at least six (6) months).

         In such case, SUPPLIER shall inform ALCATEL as of the occurrence of such an event.

         - ALCATEL's purchase volume commitments under Section 14.4 are hereby terminated

         - The term of the contract, at ALCATEL's request, shall be extended for a period of three years from the date such entity obtains that interest or the date of change in strategic direction;

         - ALCATEL may for convenience reasons, terminate this Agreement with a six (6) months prior written notice without any penalties and or liquidated damages to be paid.

The right to the Manufacturing License shall, upon request of ALCATEL vest without the need for ALCATEL to meet its [*****] purchase requirements, but with an initial payment equal to [*****] the cumulative purchases by ALCATEL prior to the exercise of ALCATEL's right to the manufacturing license] and payment of periodic royalties in accordance with the table (MANUFACTURING LICENSE AND DISCOUNT OPTION TABLE) in Section 23.1.2 of this Agreement; and

         - SUPPLIER agrees to negotiate in good faith with ALCATEL, for a reasonable lump-sum payment plus a royalty percentage applied to the price stated in this Agreement, for SUPPLIER to grant to ALCATEL a worldwide, perpetual, non exclusive, sublicensable, assignable right to use any information provided by SUPPLIER or use the Escrow Information to allow ALCATEL and/or its Associated Companies anywhere in the world to make, sell, license, distribute lease, copy, operate or otherwise use such information for any purpose (subject only to any non disclosure obligations stated herein) which it may determine. In addition, ALCATEL its Associated Companies may brand any Products of resale under the ALCATEL or its Associated Company's name.

         31.      GENERAL

                  Each Party has all requisite legal and corporate power and authority, including receipt of any required approval or authorization of its Board of Directors and/or shareholders (individually or collectively), to enter into and perform this Agreement. Each Party acknowledges and represents that there are no understandings, agreements, or prohibitions existing which would interfere with, prohibit or limit such Party's ability to enter into this Agreement and to fulfill its obligations hereunder.

                  31.1     Force Majeure.

                           31.1.1 Neither party shall be liable for failure to
perform or delay in performing any obligation under this Agreement (except an obligation to pay money) if that performance is prevented, restricted or delayed by any cause whatsoever, including, but not limited to, war, civil disturbance, labor difficulties or direction of a governmental authority, whether or not

*Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

that cause is direct or indirect and whether or not that cause was in the contemplation of the parties at the time of execution of this Agreement, provided such cause is beyond the reasonable control of the party whose performance is impaired and the party so affected takes all reasonable steps to avoid or remove the cause.

                           31.1.2 The party whose performance is prevented,
restricted or delayed by any such cause shall notify the other party of the nature and estimated duration of that cause and shall thereafter report to the other party all circumstances relating to such matter at thirty (30) day intervals.

                           31.1.3 If such cause ceases to exist, the party whose
performance was impaired shall perform or resume performance of its obligations under this Agreement.

                           31.1.4 If any such cause affecting the performance of
ALCATEL continues for more than sixty (60) days SUPPLIER may terminate this Agreement by notice to ALCATEL.

                  31.2     Severability

                           If any provision or part of a provision of this
Agreement shall be, or found by any authority or court of competent jurisdiction to be, invalid or unenforceable, such invalidity or uneforceability shall not affect the other provisions or parts of such provision of this Agreement, all of which shall remain in full force and effect.

                  31.3     Effect on Commerce

                           Notwithstanding the content or generality of any
provision of this Agreement, nothing in this Agreement shall be construed to require either party to commit or to refrain from committing any act or acts if such requirement could not be lawfully imposed under applicable law of the jurisdiction whose commerce would be affected, including, without limitation, any law with respect to restraint of trade, unfair competition or patents.

                  31.4     Confidentiality

                           31.4.1 Any and all information of either party
which is received by the other party, including without limitation any and all information relating to the Products, Developed Products, Software, or Services including but not limited to parts or sub-assemblies thereof including hardware and software, successor products or other SUPPLIER or ALCATEL products or marketing or maintenance information, materials or documentation (including without limitation technical specifications therefor and Proprietary Information), shall be used by receiving party solely for the purposes of fulfilling its obligations and exercising its other existing rights under this Agreement and shall not be disclosed to any third party except as expressly permitted herein.

                           31.4.2 The receiving party shall use the same degree
of care that the receiving party employs to protect its own similar confidential information but in no case less than a reasonable degree of care.

                           31.4.3 The receiving party ALCATEL shall not directly
or indirectly disclose confidential information to any third party. Notwithstanding the preceding sentence, the receiving party may disclose confidential information to a third party performing work for the receiving party in connection with this Agreement, provided however that the third party agrees in writing to treat such confidential information confidential as confidential, to use it only for the purposes of its work in connection with this Agreement, to protect it to at least the same degree as required herein, and to return or destroy all tangible or electronic copies of such information upon completion of such work.

                           31.4.4 Upon termination of this Agreement, each Party
shall immediately return or destroy, at the other Party's election, all tangible or electronic copies of the other Party's confidential information, and shall certify in writing that such Party no longer possesses any tangible or electronic copies of any other Party's confidential information.

                           31.4.5 Notwithstanding the foregoing, the
confidentiality obligations under this Section 31.4 do not extend to information which the receiving party can demonstrate: (i) is or becomes generally available in the public domain without fault of the receiving party; (ii) is rightfully obtained by the receiving party from a third party without restriction as to use and disclosure; (iii) is shown by written record to have been known or available to the receiving party without restriction prior to the receipt hereunder; or
(iv) is independently developed by the receiving party without use of the other party's confidential information.

                  31.5     Continuing Obligations

                           No termination or expiration of this Agreement shall
relieve ALCATEL of its obligations hereunder to the extent provided in Section
30.7 or its obligation to make payment of all Monies due under this Agreement or under ALCATEL's order documents issued hereunder according to the terms hereof.

                  31.6     Assignment

                           31.6.1 Any assignment or attempted assignment by
either party, in whole or in part, of its rights or obligations hereunder or of any other interest in this Agreement without the other party's prior written consent shall be void, except that SUPPLIER may

                                    (a) assign the right to receive payments
hereunder; or

                                    (b) assign this Agreement or any of its
rights or obligations hereunder to a Foreign Sales Corporation or other affiliate of SUPPLIER now or hereafter in existence, provided that SUPPLIER shall remain liable as guarantor for the performance of such assignee; or

                                    (c) assign this Agreement in connection with
the acquisition of SUPPLIER, by merger or otherwise, subject, however, to the right of ALCATEL to terminate this Agreement under the provisions of Article 30, if applicable.

                  31.7     Governing Law and Resolution of Disputes

                           31.7.l This Agreement shall be subject to, governed
by and construed according to the substantive law of England.

                           31.7.2 Any dispute between the parties hereto arising
out of or in connection with this Agreement, which cannot be settled amicably, shall be finally settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce by three arbitrators (unless the parties agree on the name of a single arbitrator), appointed in accordance with the said Rules. The arbitration shall take place in London, England.

                  31.8     Language

                           This Agreement is in the English language only, which
language shall be controlling in all respects, and all versions hereof in any other language shall be for accommodation only and shall not be binding upon the parties hereto.

                  31.9     Entire Agreement

                           This Agreement, along with the Annexes attached
hereto, which are incorporated herein by reference, sets forth the entire agreement and understanding between the parties with respect to the subject matter hereof, and supersedes any and all prior proposals, agreements, and representations between them, whether written or oral. The terms and conditions of this Agreement shall prevail notwithstanding any variance with any term or condition of any order submitted by ALCATEL or any other document, without regard to any provision to the contrary in any such order or subordinate document, notwithstanding any acknowledgment thereof by SUPPLIER.

                  31.10    Article Headings

                           Article headings and paragraph numbers are inserted
for convenience only and shall not be used in any way to construe the terms of this Agreement.

                  31.11    Amendment

                           No modification or amendment of this Agreement shall
be valid and binding unless in writing and signed on behalf of each party by a duly authorized officer.

                  31.12    Notices

                           All Notices required or permitted hereunder shall be
given in writing in the English language and shall be deemed to have been given upon delivery in person the next working day if by facsimile or five (5) days after mailing by certified mail or local equivalent, return receipt requested to the addresses of the parties hereto (until written notice of a change thereof shall have been given):

                           SUPPLIER:

                                    interWAVE COMMUNICATIONS INTERNATIONAL, LTD.
                                    c/o interWAVE Communications
                                    656 Bair Island Road
                                    Redwood City, CA 94065, USA,
                                    Attention: Chief Financial Officer

                           ALCATEL:

                                    32, Avenue Kleber
                                    92707 Colombes France
                                    Attention: ESD Financial Controller

                  31.13    U.S. Government Requirements on Encrypted Technology

                           31.13.1 This Agreement is subject to all United
States Laws and regulations related to exports and pursuant to such laws and regulations to all administrative acts of the United States Government.

                           31.13.2 The parties to this Agreement agree that
the obligations contained in this Agreement shall not affect the performance of any obligations created by prior contracts or subcontracts which the parties may have individually or collectively with the U.S. Government.

                           31.13.3 No liability will be incurred by or
attributed to the U.S. Government in connection with any possible infringement of privately owned patent or proprietary rights, either domestic or foreign by reason of the U.S. Government's approval of this Agreement.

                           31.13.4 No export, sale, transfer, or other
disposition of the defense articles covered by this Agreement is authorized to any country without the prior written approval of the Bureau of Export Administration of the U.S. Department of Commerce.

                           31.13.5 The parties to this Agreement agree that an
annual report of sales or other transfers pursuant to this Agreement of the licensed articles by quantity, type, U.S. dollar value, and recipient shall be provided by the ALCATEL to the SUPPLIER and may be provided by the SUPPLIER to the Department of Commerce.

                           31.13.6 All provisions in this Agreement which refer
to the United States Government and the Department of Commerce will remain binding on the parties after the termination of this Agreement.

                           31.13.7 By signing this Agreement, ALCATEL
understands and agrees that all of the Products shipped to ALCATEL are authorized for export by the U.S. Government only to the countries named in the Orders or otherwise communicated to SUPPLIER. They may not be resold, diverted, transferred, transshipped, or otherwise be disposed of in any other country, either in their original form or after being incorporated through an intermediate process into other end-items, without the prior written approval of the U.S. Department of Commerce.

                  31.14    Confidentiality of Terms, Publicity

                           The existence of this Agreement, as well as its terms
and conditions, shall be held in confidence by both parties and only disclosed as may be agreed to by both parties or as may be required to meet security disclosure of export permit requirements. Neither Party shall make public statements including conferences or issue publicity or media releases or take the SUPPLIERS products to trade shows without the prior written approval of the other Party. In addition, neither Party shall make public statements or issue publicity or media releases with regard to this agreement or the relationship between the Parties without the prior written approval of the other Party.

                  31.15    Counterparts

                           This Agreement may be executed in multiple
counterparts, each of which shall be considered an original, but all of which together shall constitute one instrument, and the Parties hereby authorize and agree to be bound by counterpart signature pages delivered by each Party to the other Party via facsimile transmission, provided that an executed original of the Agreement is delivered to such other Party within seven (7) days thereafter.

         32.      ESCROW AGREEMENT

                  32.1 SUPPLIER shall, within thirty (30) days of execution of this Agreement ALCATEL, enter into an escrow agreement with Data Securities International or another mutually agreed upon agent for the deposit of Product Software source code, and all related information necessary to use such source code, and Manufacturing Information hardware design information including but not limited to drawings, bill of materials and other manufacturing information Product Technical Functional Specifications Packaging and Transport Specifications, Lists of components, Lists of certified suppliers, Manufacturing Processes, Test Procedures, Binary code, Firmware, Software and related upgrades or changes relating to Products, all information necessary to use such source code, the Manufacturing Information, and any other information necessary to permit ALCATEL to manufacture, develop and sell, support, and exercise its other rights under this Agreement (hereinafter collectively referred to as "Escrow Information"). The terms of the escrow agreement are to be agreed between the Parties, but shall at a minimum provide:

- If Supplier commits any act of bankruptcy, or compounds with its creditors, or a petition or receiving order in bankruptcy is presented or made against the Supplier, or a petition for an administration order is presented in relation to the Supplier, or a resolution or petition to wind up the Supplier, or a receiver or administrative receiver is appointed, other than for reconstruction, reorganization or amalgamation, and such act or petition is not cured, dismissed, or withdrawn within 90 days thereafter, or Supplier ceases to carry on business, then the Escrow Information shall be released to ALCATEL, provided that ALCATEL shall only be entitled to use the Escrow Information to enable the continued supply of Products and the provision of maintenance and support services to Customers and the development, manufacture and sale of any Products and Developed Products.

Upon execution of the escrow agreement, SUPPLIER agrees that all modifications, updates and changes to the Escrow Information shall be deposited within thirty
(30) days of them becoming commercially available. All costs associated with the deposit and update of Escrow Information shall be for ALCATEL's account.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

INTERWEAVE COMMUNICATIONS                            ALCATEL BUSINESS SYSTEMS
INTERNATIONAL Ltd.


By:  /s/ [ILLEGIBLE]                             By:
    --------------------------------                ----------------------------
Name:    PRISCILLA M. LU                         Name:
     -------------------------------                  --------------------------
Title:   CEO & CHAIRMAN                          Title:
       -----------------------------                   -------------------------
Oct. 27, 1999

                                   ANNEX A (1)

       DEVELOPED PRODUCTS DESCRIPTION AND GENERAL TECHNICAL SPECIFICATION

I.       DEFINITIONS:

- GCS IP LINK shall mean the link between the BSC and the Corporate GSM server (CGS) supporting GSM protocols BSSAP over IP.

- CGS IP LINK SOFTWARE shall mean the software developed within the BSC, in order to provide interworking (using GSM signaling) between BSC and CGS over IP and or BSC and public MSC over SS7 link.

- CGS IP LINK SPECIFICATION shall means the document prepared by ABS expressing ABS's requests and approved By SUPPLIER.

- IP LINK DEVELOPMENT shall mean engineering effort to make available the BSC IP software including specification, production, validation, integration, configuration, installation and maintenance. As described within BSC IP link specification.

- PRODUCT shall mean the BSC equipment supporting the "standard" BSC software and including the functions required within CGS IP link detailed specifications.

II. PROJECT SCOPE

On request of ALCATEL, Supplier agrees to perform the development of the CGS
IP link
         The object of this agreement is to define all rights and obligations of the parties for the development of the product: developed product, in compliance with the CGS IP link detailed specification.
         Supplier will provide all services to be performed under the OEM agreement.

III.     GENERAL TECHNICAL SPECIFICATIONS

General Technical CGS IP link Specifications.

1. INTRODUCTION
         The document describes the interworking between the CMS* / CGS (corporate GSM server) and BSS in 2 cases
         1) using SS7 signalling over PCM

         2)  using GSM signalling over IP

         CGS includes functional blocks providing signalling adaptation, The GW PBX provides the Call handling services
         Several steps are identified and a road map allowing a cost optimisation including IP connection is also considered.
         Note: CMS corporate mobility server
         General description of CMS is given in appendix 1

2. CGS INTERFACES TO BSS

2.1 STEP 1: SS7 INTERFACE

         With the Step 1, the CGS is connected to the interface. No modification is needed on the BSS (BSC + BTS).

-    Signalling aspects
         The BSC is linked to the CGS via A link ( PCM )
         "A" signalling is carried in 64K Channels (eg NDEG.16).
         In the normal BSS / MSC configuration origin & destination point CODE (OPC/ DPC) need to be defined eg: BSC PC XXX, MSC PC YYY.
         The CGS will interface BSC and MSC without any addressing modification as described below


                                       [GRAPHIC]


-        Functional interworking

                 The protocols architecture is defined as below:

                                       [GRAPHIC]

-    TCH aspects

         In the normal BSS / MSC configuration all PCM link are linked between BSC and MSC.
         When the CGS is introduced, a PCM link (TCH only) from the BSC is connected to the GW PBX


                                       [GRAPHIC]

         The PCM, which links the BSC to the CGS, will be managed by the CGS (selection of channels ...)

         The BSC is configured with 2 PCM (which seems to be linked directly to the MSC).

         It is assumed that TCH are provided on a PCM G703 / G704 (voice channels at 64 k bits).

-    Link between CGS and GWPBX

         The link between the CGS and the GWPBX is Alcatel proprietary.

-    Synchronization

         It is assumed that the MSC provides clock reference via PCM links connected to the BSC.
         When the clock signal is carried over the A interface connected to the CGS.
         The MSC will be the master, the CGS the slave. (Its internal clock will use the MSC clock).
         The CGS will transmit the clock signal to the BSC.
         The BSC will be the slave and use the CGS /MSC clock for its internal use.

         It is assumed that the GWPBX will be synchronised from the public network.

-    SUMMARY of the CGS / BSS interface

         The interface between CGS and BSC is based on two PCM links

                                     [GRAPHIC]


-    Configuration

         - TRAFFIC
         The CGS is designed to allow 80 - 100 erlangs with the PBX. ( 1000 GSM terminals with 0.1 E )

         - PBX LINK
         The CGS is able to control 4PCM to the PBX. This capacity can be extended up 8 PCM

         - BSC/MSC links: A interface with signalling.
         All A interfaces which carry the A signalling must be linked to the CGS.
         The capacity of the CGS is under definition, the objective is support at least 4 A interfaces.

2.2 STEP 2 : IP INTERFACE BETWEEN CGS AND BSS

         The IP interface between CGS and BSC may be carried on IP link, 2-sub-steps is identified.

         Step 2a) A signalling over IP and TCH over PCM (64K)

         step 2b)
         -    A signalling over IP & TCH over IP and or
         -    H323 signalling and TCH over IP
                  (specific 'adaptation' of H323 may be needed to carry all GSM information, as far as possible all generic mechanisms to carry additional information will be preferred)

-    Step 2 a) < < A > >  over IP.

         THE OBJECTIVE IS TO AVOID SS7 BOARDS HANDLING SS7 LOW LAYERS. (MTP 1 -2 -3)

         Basic principle:
         The deviation of signalling which was possible using S87 boards should be mapped to a < < BSC > > deviation of signalling using IP to the CGS

         It is proposed that the BSC deviate the signalling GSM to the CGS over an IP link which will return to the BSC the signalling after processing.
         The BSC will then forward the signaling to the MSC over the PCM SS7 channels.

         In a similar way, in the opposite direction the SS7 signalling over PCM coming from the MSC is first deviated to the CGS. The CGS will return the signalling on IP to the BSC for processing.


                                     [GRAPHIC]

-    Protocol architecture

         It is proposed to interface the CGS directly at the SSCP level or equivalent.

         For the BSC the connection to the CGS must not impact any signalling procedures.

The protocol architecture could be the following:




                                       [GRAPHIC]



         The link between the CGS and the BSC corresponds to the internal link between SCCP layer and MTP layer.

         The information (messages transfert part primitives) will be carried on IP link TCP (or UDP)
         See REC Q701 para 8, MTP primitives:
         - MTP transfer
         - MTP pause
         - MTP resume
         - MTP status.

-    PCM TRUNKS
         The BSC will have the normal SS7 interface (A or Ater interface) with the MSC
         The BSC will have 2 type PCM trunks
               'Public' PCM trunks for GSM calls routed to the MSC
               "corporate" PCM trunks for GSM calls routed to GW PBX.

         All alarms related to "Corporate" PCM trunks must not be transmitted to the MSC.

                              ----------------------

-    RELIABILITY
         In case of CGS failure or IP link failure between CGS / BSC publics calls must always be possible.

-    Other requirements

         General rules

         - Any signalling which relates to calls using corporate trunks must not be transmitted to the public MSC

         - Handshake process (CGS/BSC) should allow reconfiguration which guarantees minimum quality of service..

         - Alarms: in case of IP link failure an alarm is sent to the supplier OMC.

       DOCUMENTATION

Supplier shall furnish to Alcatel, free of charge, all relevant documentation relating to the CGS IP link software, such that Alcatel may produce its own finished literature. Alcatel shall have the right to use solely for use on or in conjunction with the Products, reproduce and apply its trademark or copyright on such documentation and supply the same to its Customers.
     Documentation shall be Supplier standard documentation and furnished in paper form and electronic form (worldwide standard).

3. GENERAL DESCRIPTION OF CORPORATE MOBILITY SERVER
(CMS)

3.1 SYSTEM ARCHITECTURE

         The general concept is based on a server called CMS server which interfaces the BSS (BSC+BTS) and the PBX.





                                     [GRAPHIC]

         The PLMN sees the corporate BSS as standard BSS. With our CMS, this BSS allows local routing of local calls for corporate GSM users. For these local calls, the public MSC is not involved. There is no charging ticket in the PLMN. By local routing of local calls we mean:

- Calls from mobile to mobile
- Calls from mobile to PBX fixed phone
- Calls from PBX fixed phone to mobile
- Calls from mobile to PSTN fixed phone
- Calls from PSTN fixed phone to mobile

         The system can welcome visitors. Visitors, if allowed, are then seen as public GSM users. They systematically will use A interface for calls. All visitors' calls will be handled by the public MSC. For that calls public charging is used
         The GSM PBX is a mono company equipment. It also means that the BSS is dedicated to one company.

         The PBX interface we use depends on Client PBX capabilities. Between mobiles the level of features depends on CMS call handling capabilities. Between fixed PBX lines and mobile lines, the level of features depends on PBX signalling (QSIG, DPNSS)

         The mobility Management (e.g. localization) is handled by the PLMN (HLR, VLR) with the standard GSM protocol procedures.

3.2 CMS / PBX INTEROPERABILITY







                                     [GRAPHIC]

The CMS relies on two main blocks:

-   A CGS: Corporate GSM Server
-   A PBX GW: PBX gateway

The BSS brings indoor coverage with the required level of capacity.

         The CGS is ensuring local routing of local calls. Today the signaling between CGS and BSC is SS7 signalling. Signalling on IP will be available later on.
The CGS is analysing the signalling and decides whether or not he has to locally route the call.

USERS

2 types of GSM users are identified:

-   Corporate GSM users:

         The corporate GSM users are registered in the CGs thanks to their IMSI and in the gateway PBX by their directory number. They are also attached to the PLMN network for authentication, ciphering and localisation procedures.

-   Visitors GSM users:

         The visitors GSM users are unknown by the CGS, nevertheless they can use the corporate radio coverage and keep the GSM services provided by their operator.

Call scenario for visitors GSM users:

         The visitors GSM establish or receive their calls directly through the PLMN. The CMS is transparent.

Call scenario for corporate GSM users:

         The corporate GSM users can make calls using the PLMN numbering plan or the corporate numbering plan. In order to differentiate the two numbering plans a prefix is necessary to access the corporate numbering plan.
         The corporate GSM users are called by their directory number part of the DDI range of the PBX. When off site the UBIQUITY services can redirect the call to the PLMN network.

                                   ANNEX A (2)

                                   MILESTONES

Software is delivered in the form of object code and source code with all relevant comments for the Developed Products.

The CGS IP link software delivery time is given in table below.

High level project plan


Date                            Description                                                Parties
Location
15th November 99                First draft of IP link detailed specs                      IW
15th December 99                CGs IP link detailed specification approval                IW/ABS
         Paris

1st March 00                    delivery of test plan Prov acceptance                      IW
15th March 00                   test plan approval                                         IW/ABS

15th March 00                   Delivery of CGs IP software.                               IW
                                Start of integration test                                  ABS      Paris
                                Documentation                                              IW
15th  April 00                  Test report
                                alpha test                                                 Alcatel
1st May 00                      provisional acceptance                                     ABS
                                operator validation                                                 Paris
15th May 00                     beta test                                                     ABS, customer
15th July 00                    final acceptance
                                general availability



The Supplier's program manager shall be (Pi Hui)
The Alcatel program manager shall be Jean Rene Rousseau

                                   ANNEX A (3)

                                    NRE COSTS

ABS will pay 450 000 US$ as development fees (non refundable expenses) for the development of the CGS IP link. The maturity date of the installment will be as follows:

/ / 50% at signing of the OEM agreement
/ / 30% at delivery of CGS IP Software
/ / 20% at final acceptance

The detailed contents of this development shall be provided by Supplier by 5th of December 1999.

                        POTENTIAL NEXT DEVELOPED PRODUCTS

                 Within the strategy and marketing coordination committee, specific sessions between Supplier and Alcatel will provide inputs to the more detailed specification on the following items.
                 If Parties agree to develop, Alcatel shall pay to Supplier for the following Products to be developped.
                 The Supplier shall provide Alcatel with a quotation for the hereabove mentioned non refundable expenses.

1. O&M

The following features could be considered for R6.
A general technical specification could be targeted for 1Q 00

OMC Web based (preliminary definition)
         Server in operator premises
         Partitioning: on site corporation remote client
                  Secured access
                  Restricted access (e.g: no access to freq management) Fault management of dedicated equipment
Interface to operator OSS for frequency planning
Alarms are sent to public OMC

2. BSS RADIO EVOLUTION

In order to not restrict the market to GSM countries, other radio technology such as CDMA or TDMA could be considered.

                                     ANNEX B

                              NEW RELEASES ROAD MAP

         RELEASE 5

         TIME FRAME
         / /      Alpha test                         : January 15th 2000
         / /      Beta test                          : February 15th 2000
         / /      General availability               : April 15th 2000


         RELEASE CONTENT

         / /      E1/T1 module ( with Hot swap capabilities)
         / /      EFR
         / /      PCS 1900 frequency, GSM 900, 1800 Mhz
         / /      Up link/down link control
         / /      ANSI SS7 protocol stack
         / /      Mu Law & A law companding
         / /      16 Kbps Switching in the BSC
         / /      BS+ capacity: 3 TRX (no external BTS)
         / /      BS+ with external BTS ( 2TRX in BS+)
         / /      DSP (trau) Module management
         / /      Turbo Wave Module Management
         / /      Post Mortem analysis (Event, traces ..)


RELEASE 5+

         TIME FRAME

         / /      Alpha test                 :        April 15th 2000
         / /      Beta test                  :        May 15th 2000
         / /      General availability       :        June 30th 2000


         RELEASE CONTENT

/ /      CGS IP link
/ /      Soft BSC shut down (power down gracefully via OMC)

     RELEASE 6


     TIME FRAME
         / /      Alpha test                 :       July 31th 2000
         / /      Beta test                  :       September 30th 2000
         / /      General availability       :       December 30th 2000


     RELEASE CONTENT

       / /        New radio module 250 mW
       / /        Radio module 2 W
       / /        BS+ ( up to 6 TRX with new processor) *
       / /        SF Hopping
       / /        GPRS: radio () Hardware Ready
       / /        RJ 45 10BaseT connector
       / /        E1 Board configurable on a port by port basis (with or
                  without TRAU)
       / /        A ter (with remote transcodeurs, and TFO capabilities)
       / /        SOLSA (within six (6) month of G. A.)
       / /        E911 location service




*MAXIMUM CAPACITY PROPOSED BY SUPPLIER

RELEASE 7 IP BSS (PRELIMINARY)

TIME FRAME
     / /      Alpha test                 :       March 30th 2001
     / /      Beta test                  :       April 30th 2001
     / /      General availability       :       June 30th 2001


RELEASE CONTENT

     / / Rel 7 of BSS will have IP based architecture, it will support data communications (mobile terminal to server) up to 100 K bps using GPRS

     / / IP BSS will have Public Gb interface according to adequate ETSI specifications.

     / / IP BSS should utilize the corporate IP infrastructure and interoperate with H 323 based corporate Equipments (e.g., gatekeeper, IP PBX, DNS, ...).

     / / The bill of material for 2 TRX is targeted to be US$1500, but in any event must not exceed US$2,000

                               OSS PRODUCT ROADMAP

RELEASE 4.5

         TIME FRAME
              / /      Alpha test
              / /      Beta
              / /      General availability               : November 1999


         RELEASE CONTENT

              / /      Support of new 4.5 NSS features
              / /      OMC Health management
                       / /      Detection of OMC application failures
                       / /      OMC administration monitoring
                       / /      Simplify OMC S/W I&C
              / /      Dual EISS/NSS actions
              / /      Navigation shortcuts
              / /      NE administrative synchronization
              / /      Backward compatibility with BSS releases

RELEASE 5

         TIME FRAME
              / /      Alpha test                 :  January 15th 2000
              / /      Beta test           :  February 15th 2000
              / /      General availability       :  April 15th 2000

         RELEASE CONTENT

              / /      Support of BSS NSS features
              / /      Off site alarming (paging support) and interface to
                       external alarms
              / /      On line help

RELEASE 6 (PRELIMINARY)

         TIME FRAME
              / /      Alpha test               :      August 30th 2000
              / /      Beta test            :       October 30th 2000
              / /      General availability     :        December 30th 2000


         RELEASE CONTENT

              / /      Support of Release 6 features
              / /      Subscriber Management
              / /      Enhanced GUI
              / /      Web based Management
              / /      Network partitioning

                                     ANNEX C

                    ALCATEL ROILING FORECASTS & PO TIMEFRAMES

                          4Q99       1Q00      2Q00       3Q00       4Q00       1Q01       2Q01      3Q01       4Q01
Purchase order            [***]      [***]     [***]      [***]      [***]      [***]      [***]     [***]      [***]
Shipments                 [***]      [***]     [***]      [***]      [***]      [***]      [***]     [***]      [***]


*US$ million

nb of systems             [***]      [***]     [***]      [***]      [***]      [***]      [***]     [***]      [***]
( non binding forecast
subject to Customer
Orders )

                of witch
                     BS+  [***]      [***]     [***]      [***]      [***]      [***]      [***]     [***]      [***]
               BS+ & BTS  [***]      [***]     [***]      [***]      [***]      [***]      [***]     [***]      [***]

           nb of BT+2TRX  [***]      [***]     [***]      [***]      [***]      [***]      [***]     [***]      [***]
           nb of BTS2TRX  [***]      [***]     [***]      [***]      [***]      [***]      [***]     [***]      [***]


The estimated average system price is US$[***]   (to be retablished )

Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

                                     ANNEX D

PRICING FOR R4 GIVEN IN US $

                                                                           R4
                ------------------------------------------------- -------------------
                Combo 2TRX                                                      [***]
                ------------------------------------------------- -------------------

                ---------------------------------------------------------------------
                BSC 1E1                                                         [***]
                ---------------------------------------------------------------------
                BSC 2E1                                                         [***]
                ---------------------------------------------------------------------

                ---------------------------------------------------------------------
                BSC 2TRX                                                    [***] (1)
                ---------------------------------------------------------------------
                BTS 3TRX                                                    [***] (1)
                ---------------------------------------------------------------------

                ---------------------------------------------------------------------
                Ext 1TRX                                                        [***]
                ---------------------------------------------------------------------

                ---------------------------------------------------------------------
                OMC                                                             [***] can manage up to 30
                --------------------------------------------------------------------- systems
                Craft PC                                                        [***]
                ---------------------------------------------------------------------

             The RTU is included in the basic 2TRX Combo configuration

            (1) RTU of [***]/TRX for each BT5 connected to a BSC
            (1) RTU of [***]/TRX for each BTS connected to a Combo

Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

PRICING FOR R5/R5+ GIVEN IN US $

                                                                  R5/R5+
                ------------------------------------------------- -------------------
                Combo 2TRX                                                     [***]
                ------------------------------------------------- -------------------

                ---------------------------------------------------------------------
                BS + 2TRX                                                      [***]
                ---------------------------------------------------------------------
                BS + 3TRX                                                      [***]
                ---------------------------------------------------------------------

                ---------------------------------------------------------------------
                BSC                                                            [***]
                ---------------------------------------------------------------------
                BSC 2E1                                                        [***]
                ---------------------------------------------------------------------

                ---------------------------------------------------------------------
                BTS 2TRX                                                   [***] (1)
                ---------------------------------------------------------------------
                BTS 3TRX                                                   [***] (1)
                ---------------------------------------------------------------------

                ---------------------------------------------------------------------
                Ext 1TRX                                                        [***]
                ---------------------------------------------------------------------

                ---------------------------------------------------------------------
                OMC                                                             [***] can manage up to 200
                                                                                      systems
                ---------------------------------------------------------------------
                Craft PC                                                        [***]
                ---------------------------------------------------------------------

                  Pricing includes a RTU license for TRX's contained in the BS+ base configurations

                  The RTU is included in the basic 2TRX Combo configuration

                  (1) RTU of [***]TRX for each BTS connected to a BSC or BS+

                  (1) RTU of [***]TRX for each BTS connected to a Combo


* Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

PRICING FOR R6 GIVEN IN US $

                                                                  R6
                ------------------------------------------------- -------------------
                Combo 2TRX                                                     [***]
                ------------------------------------------------- -------------------

                ---------------------------------------------------------------------
                BS + 2TRX                                                      [***]
                ---------------------------------------------------------------------
                BS + 3TRX                                                      [***]
                ---------------------------------------------------------------------

                ---------------------------------------------------------------------
                BSC                                                            [***]
                ---------------------------------------------------------------------
                BSC 2E1                                                        [***]
                ---------------------------------------------------------------------

                ---------------------------------------------------------------------
                BSC 2TRX                                                    [***](1)
                ---------------------------------------------------------------------
                BTS 3TRX                                                    [***](1)
                ---------------------------------------------------------------------

                ---------------------------------------------------------------------
                Ext 1TRX                                                        [***]
                ---------------------------------------------------------------------

                ---------------------------------------------------------------------
                OMC                                                             [***] can manage up to 200
                                                                                      systems
                ---------------------------------------------------------------------
                Craft PC                                                        [***]
                ---------------------------------------------------------------------

                Pricing includes a RTU license for TRX's contained in the BS+ base configurations

                The RTU is included in the basic 2TRX Combo configuration

                (1) RTU of [***] TRX for each BTS connected to a BSC or BS+

                (1) RTU of [***]/TRX for each BTS connected to a Combo


* Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

TRANSFERT PRICE FOR R7

         For R7, the transfer at least equal to R6 tranfer price -15%
         This is for equivalent level of features. It does not take into account new features such as GPRS, wich will increase the price. Actual pricing will be a function of periodic reviews of market based pricing

         Pricing will include RTU license for additional TRX's for BSC's/BS+ configurations as well as a RTU for additional TRX's added to the basic Combo configuration

SPARES

           --------------------------------------------------------------------------------
           Clock 13 MHz                                      [***]       [***]       [***]
           --------------------------------------------------------------------------------
           E1, trunk, 120 Ohms, without trau 2ports          [***]       [***]       [***]
           BTS
           --------------------------------------------------------------------------------
           E1, trunk, 120 Ohms, without trau 2ports          [***]       [***]       [***]
           BSC
           --------------------------------------------------------------------------------
           E1, trunk, 75 Ohms, without trau 2ports           [***]       [***]       [***]
           BTS
           --------------------------------------------------------------------------------
           E1, trunk, 75 Ohms, without trau 2ports           [***]       [***]       [***]
           BSC
           --------------------------------------------------------------------------------
           E1, with 2 traus, 120 Ohms 32 trau                [***]       [***]       [***]
           channels
           --------------------------------------------------------------------------------
           E1, with 2 traus, 75 Ohms 32 trau                 [***]       [***]       [***]
           channels
           --------------------------------------------------------------------------------
           E1, with 4 traus, 120 Ohms 64 trau                [***]       [***]       [***]
           channels
           --------------------------------------------------------------------------------
           E1, with 4 traus, 75 Ohms 64 trau                 [***]       [***]       [***]
           channels
           --------------------------------------------------------------------------------
           E1, with 1 DSP 120 Ohms Switch                    [***]       [***]       [***]
           --------------------------------------------------------------------------------
           E1, with 1 DSP 75 Ohms Switch                     [***]       [***]       [***]
           --------------------------------------------------------------------------------
           IWP 16 MB, MMU                                    [***]       [***]       [***]
           --------------------------------------------------------------------------------
           IWP 64MB, With Hard disk 810                      [***]       [***]       [***]
           --------------------------------------------------------------------------------
           Power supply 350W 115V AC                         [***]       [***]       [***]
           --------------------------------------------------------------------------------

* Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.


        --------------------------------------------------------------------------------------
        Power supply 350W 230V AC                                [***]       [***]       [***]
        --------------------------------------------------------------------------------------
        Power supply 350W -48V DC                                 [***]       [***]       [***]
        --------------------------------------------------------------------------------------
        Power supply 50A -48V DC                                 [***]       [***]       [***]
        --------------------------------------------------------------------------------------
        Power supply 50A 115V AC                                 [***]       [***]       [***]
        --------------------------------------------------------------------------------------
        Power supply 50A 230V AC                                 [***]       [***]       [***]
        --------------------------------------------------------------------------------------
        RFD 900 MHz                                              [***]       [***]       [***]
        --------------------------------------------------------------------------------------
        RFD 1800 MHz                                             [***]       [***]       [***]
        --------------------------------------------------------------------------------------
        RFD 1900 MHz                                             [***]       [***]       [***]
        --------------------------------------------------------------------------------------
        TuboWAVE 4W 900 et 1800MHz                               [***]       [***]       [***]
        --------------------------------------------------------------------------------------
        TuboWAVE 8W 900 et 1800MHz                               [***]       [***]       [***]
        --------------------------------------------------------------------------------------
        TRX 900 MHz                                              [***]       [***]       [***]
        --------------------------------------------------------------------------------------
        TRX 1800 MHz                                             [***]       [***]       [***]
        --------------------------------------------------------------------------------------
        TRX 1900 MHz                                             [***]       [***]       [***]
        --------------------------------------------------------------------------------------
        Module Fan 12V cards                                     [***]       [***]       [***]
        --------------------------------------------------------------------------------------
        Fan 12V Power Supply                                     [***]       [***]       [***]
        --------------------------------------------------------------------------------------
        Cable kit full set                                        [***]       [***]       [***]
        --------------------------------------------------------------------------------------
        BTS chassis indoor                                       [***]       [***]       [***]
        --------------------------------------------------------------------------------------
        BSC chassis indoor                                       [***]       [***]       [***]
        --------------------------------------------------------------------------------------
        Wall mount kit                                           [***]       [***]       [***]
        --------------------------------------------------------------------------------------
        Rack mount kit                                           [***]       [***]       [***]
        --------------------------------------------------------------------------------------
        Table mount kit                                          [***]       [***]       [***]
        --------------------------------------------------------------------------------------
        Mount rack and filter BTS                                [***]       [***]       [***]
        --------------------------------------------------------------------------------------
        Outdoor mount kit (environmental cabinet)                [***]       [***]       [***]
        --------------------------------------------------------------------------------------
        UPS kit 230V outdoor                                     [***]       [***]       [***]
        --------------------------------------------------------------------------------------
        Heat Xchanger 230V outdoor                               [***]       [***]       [***]
        --------------------------------------------------------------------------------------
        Enclosure kit combiner outdoor                           [***]       [***]       [***]
        --------------------------------------------------------------------------------------

        Pricing includes any rigths to use

* Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

                                     ANNEX E

                             LIST OF SUBCONTRACTORS

SUPPLIER agrees to provide a list of all of its subcontractors and will inform ALCATEL and obtain ALCATEL'S prior written approval of any changes to this list.


PEMSTAR                                              SAN JOSE


GSS ARRAY                                            SAN JOSE

                                                    ANNEX F

TECHNICAL PRODUCT SUPPORT BY THE SUPPLIER

Scope of services

         -   Update of documentation and training;
         -   Software patch and maintenance Release;
         - Advanced replacement of components and or spare parts to fix hardware's bugs
         -   Emergency call services (ref. 22-3.2 TSU)


A.       Commencement Period
         Prices for technical support shall be applicable after the expiry of the period of warranty

B. Prices for such services are calculated on the basis of one percent (1%) of the Supplier's sales prices. This payment is made on the Semester basis and invoiced separately to ALCATEL.

         Such services will continue for a three (3) years period following the expiry of the warranty period.




EMERGENCY CALL OUT SERVICES

[To be completed, if requested by ALCATEL]

A.       Base Rates (Assume Call Out is From RWC)

-----------------------------------------------------------------------------------------------------------
                               Standard            Weeknights         Nights/Weekends    Sundays/Holidays
Job Level                      8am-5pm             5pm-11pm            11pm-8am
-----------------------------------------------------------------------------------------------------------
Junior Engineer                $90                 $110               $125                  $150
Engineer                       $110                $130               $150                  $185
Sr. Engineer/Spec.             $150                $180               $185                  $250
Project Manager                $190                $225               $250                  $315
-----------------------------------------------------------------------------------------------------------

1. All of these hourly rates will be discounted by 20%.

2. These rates are subject to a six month adjustment based upon an agreed to price escalation table.

*Rates do Not include transportation and a Per Diem for food and Lodging and out-of-pocket expenses for personnel rendering such services. Expenses must include proper justification.

                                     ANNEX G


                               ALCATEL COMPETITORS


                            EFFECTIVE OCTOBER 22,1999


                                    ERICSSON
                                     NORTEL
                               LUCENT TECHNOLOGIES
                                     SIEMENS
                                      CISCO
                                      NOKIA

                                     ANNEX H

         TRAINING

[To be completed if requested by ALCATEL]

A.       Overview

         The SUPPLIER is proposing a strategy whereby it would train the ALCATEL's trainers upon ALCATEL's request

         It is expected that this training would take place at SUPPLIER'S facilities in the USA.

         SUPPLIER shall provide the following training for 2-3 attendees at each of 3 categories of training sessions i.e., sales, pre-sales and technical support for the purpose of permitting ALCATEL to train it employees and customers:


B.       SUPPLlER Obligations

1. The SUPPLIER shall make available the necessary documentation and training courseware to enable the ALCATEL's instructors to train its customers on the product features for the operations and maintenance of the products. The courses available to ALCATEL are provided in the SUPPLIER training catalogue which may be changed over time.

2. The SUPPLIER will work with ALCATEL training organization on a program to train their trainers to enable :hem to deliver the courses In the catalogue required by ALCATEL.

         Obligations of Both Parties

The SUPPLIER shall propose a plan to train the ALCATEL trainers.

---------------------------------------------------------------------------------
COURSE #            DESCRIPTION*                                  ESTIMATED
                                                                  COURSE DAYS
---------------------------------------------------------------------------------
T100                GSM Overview                                  1
---------------------------------------------------------------------------------
T200                Product Overview                              1/2
---------------------------------------------------------------------------------
T300                OMC-R System Administration                   2
---------------------------------------------------------------------------------
T400                OMC-R Network Operations                      3
---------------------------------------------------------------------------------
T500                BSS Operations & Maintenance                  3
---------------------------------------------------------------------------------
T600                BSS Installation & Commissioning              2
---------------------------------------------------------------------------------
T700                OMC-S System Administration                   2
---------------------------------------------------------------------------------
T800                OMC Network Operations                        3
---------------------------------------------------------------------------------
T900                WAVEXchange Operations & Maintenance          3
---------------------------------------------------------------------------------

The Supplier will invoice Alcatel for such training sessions at a fixed rate of US[***] for each category ( maximum of 3 attendees ).

* Certain information on this page has been omitted and filed separately with with the SEC. Confidential treatment has been requested with respect to the omitted portions.

                              TRAINING CATALOGUE


[LOGO]

INTERWAVE COMMUNICATIONS, Inc.









                                                                            1998
                                                                TRAINING CATALOG


                                                                         REV 4.0
                                                                     MAY 1, 1998









INTERWAVE COMMUNICATIONS
A U.S. SUBSIDIARY OF INTERWAVE COMMUNICATIONS INTERNATIONAL LTD.
656 Bair Island Road, Suite 108 Redwood City, CA 94063
(415) 482-6200 (415) 482-6220 FAX

                          TABLE OF CONTENTS


TRAINING SERVICES ............................................14

TRAINING CENTERS .............................................15

ON-SITE CUSTOMER TRAINING ....................................15

TRAINING ADMINISTRATOR .......................................15

PLANNING YOUR CLASSES ........................................15

REGISTRATION .................................................16

CATALOG AND LITERATURE REQUEST ...............................16

TUITION ......................................................16

CANCELLATION POLICY ..........................................16

PRODUCT TRAINING PROGRAM .....................................16

COURSE SERIES ................................................17

COURSE DESCRIPTIONS ..........................................18

         GSM Overview ........................................18

         InterWAVE's Product Overview ........................20

         WAVEView OMC-R System Administration ................21

         WAVEView OMC-R Network Operations ...................23

         WAVEView OMC Combined System Administration .........24

         WAVEView OMC Combined Network Operations ............26

         BSS Operations ......................................28

         BSS Installation & Commissioning ....................30

         WAVEXchange Operations & Maintenance ................31

         BSS Database Engineering ............................33

         BSS Advanced Maintenance & Troubleshooting ..........35


TRAINING SERVICES

     INTERWAVE COMMUNICATIONS is developing an extensive series of training courses designed to teach you how to use our products. The courses are developed by a combination of subject matter experts and training specialists in order to create highly technical materials in a modern training format. Each of our course offerings are designed around specific learning objectives that keep our classes on track to learning specific job skills related to INTERWAVE'S products.

     Each course incorporates a number of different elements. The bulk of the material is presented in lecture by an experienced, full-time trainer who is familiar with both wireless telecommunications and training theory. The student manuals serve as an excellent reference tool, incorporating all of the presented concepts with graphics, review questions, and appendices containing useful information. Hands-on lab activities are extensively used in our courses, which allow the students to experiment with the concepts learned in the course, and interact in a "real-world" environment.

     This catalog contains a listing of the INTERWAVE training services available along with descriptions of each course. Our training materials are divided into specific sub system training series, depending upon the topic and job requirements.

     Our courses are monitored for content and technique by our training professionals and by attendees, so you can be assured of the highest level of satisfaction.









                                                        INTERWAVE COMMUNICATIONS


                                                                   Eric J. Kmiec
                                                      Worldwide Training Manager

TRAINING CENTERS

     To provide the highest level of training available, we have an established Regional Training Center in Hong Kong and planned facilities in Redwood City, California. All facilities are fully equipped with up to date systems and all associated test equipment. The combination of equipment allows a two-to-one ratio of students to systems, giving participants an edge in our hands-on learning environment.


               HONG KONG                             NORTH AMERICA
     RM 1801 18/F National Mutual                 656 Bair Island Road
                Centre                                 Suite 108
            151 Gloucester Road                  Redwood City, CA., 94062
           Wanchai, Hong Kong                     415.482.2100 (tel.)
        011.852.2519.9633 (tel.)                  415.261.6220 (fax)
        011.852.2519.9033 (fax)


ON-SITE CUSTOMER TRAINING

     Customer site courses may be provided based upon equipment, and instructor availability. INTERWAVE will supply all the necessary training documentation, training personnel and software required to conduct the class. Please contact your regional training administrator for more details.


TRAINING ADMINISTRATOR

     Regional Training Administrators are ready to help with any of your questions or concerns, whether it be course availability, confirmation, registration or general training issues.


PLANNING YOUR CLASSES

     Training is offered on a space available bases; therefore, advanced registration is recommended. Regional Training Center classes can support up to (10) students.

REGISTRATION

     First, determine which courses and location you would like to enroll in. call your regional training administrator at one of the above locations listed above for course availability and registration forms, Monday through Friday, 8:00 a.m. to 5:00 p.m. (LOCAL TIMES).


CATALOG AND LITERATURE REQUEST

     To order a Technical Training Catalog, a class schedule, to be placed on our mailing list, or to make address changes or corrections, please call your local training administrator at one of the above locations listed or visit us on our web pager, www.iwv.com for additional information.


TUITION

         Tuition fees are indicated in the course description section and are for scheduled classes held in our Training Centers. We accept checks or purchase orders. Payment in full is required prior to the start of all classes or your registration is subject to cancellation. Tuition includes (1) set of manuals per student.


CANCELLATION POLICY

         Cancellations received less than ten business days prior to class are subject to a 100% cancellation fee. InterWAVE reserves the right to reschedule or cancel a class two weeks prior to the first day of class.


PRODUCT TRAINING PROGRAM

         Each course consists of a series of lessons. Each lesson is developed to support its objectives. At the beginning of a lesson the objectives are reviewed with the students. The students are told to insure that we as instructors meet these objectives. At the end of each lesson the students are asked to complete a short review (test). The test questions reinforce the objectives.

COURSE SERIES

InterWAVE Microcellular Network Solutions Training courses offer technical training designed to fit the training requirements of the operators.









                        [FLOW CHART OF CLASSES OFFERED]









                         NSS COURSES AVAILABLE: 8/1/98

COURSE DESCRIPTIONS

-----------------------------------------------------------------------------------------------
                                              GSM OVERVIEW
-----------------------------------------------------------------------------------------------

                                            COURSE SERIES 100

        Course Description:             This course is intended to provide students with a
                                        general overview of GSM. In this course we will introduce
                                        the student to the principles of GSM, including the
                                        History, Architecture, Interfaces, Protocols, Radio
                                        Propagation problems with solutions as well, the students
                                        will also understand how mobile station access the
                                        network through traffic cases.

        Lessons:                        -        Introduction to GSM
                                        -        GSM Architecture
                                        -        GSM Air Interface
                                        -        GSM Interfaces
                                        -        Radio Transmission
                                        -        Traffic Cases

        Objectives:                     AT THE END OF THIS COURSE SERIES THE STUDENT WILL BE ABLE TO:
                                        -        Describe how GSM is organized
                                        -        List three current GSM type systems
                                        -        List the four main components of a GSM network
                                        -        List all of the nodes in a GSM network, and list
                                                 their function
                                        -        Describe physical and logical channels
                                        -        Describe how the various interfaces in GSM are
                                                 used
                                        -        Explain the role of SS7 signaling
                                        -        Define roaming and location updating
                                        -        Describe the different handovers
                                        -        Describe the different types of radio
                                                 interference
                                        -        Describe the solutions to the
                                                 interference problems
                                        -        Describe basic traffic cases

        Who should attend?              This overview course is recommended
                                        for all personnel; technical or non technical
                                        management, administration personnel or anyone
                                        who needs a refresher on the basics of GSM.
                                        This course is designed to provide
                                        general knowledge of the GSM/DCS system.

        Prerequisites:                  Basic knowledge of telecommunications
                                        and some knowledge of GSM is required


        Delivery:                       Instructor led lecture with student manuals.

        Duration:                       1 day

-----------------------------------------------------------------------------------------------
                                      INTERWAVE'S PRODUCT OVERVIEW
-----------------------------------------------------------------------------------------------

                                               COURSE SERIES 200

        Course Description:             InterWAVE's Microcellular products are very versatile
                                        telecommunications products that can be used in a wide variety of microcell applications in a GSM network. In this course we will describe the different applications and solutions, as well as the components within the WAVEXpress and MicroEXpress
                                        architecture that allow it to be so versatile. We will also introduce the student to the WAVEView OMC and CraftPC products.

        Lessons:                        -        Introduction to InterWAVE Microcellular Network
                                                 Products
                                        -        WAVEX PLATFORM
                                        -        Introduction to WAVEView & CraftPC

        Objectives:                     AT THE END OF THIS COURSE SERIES THE STUDENT WILL BE ABLE TO:
                                        -        List the components and basic functions of
                                                 INTERWAVE'S Microcellular network solutions
                                        -        Describe the basic functionality of the different
                                                 modules found in the WAVEXpress architecture
                                        -        Describe how InterWAVE Microcellular Network
                                                 Solutions can coexist with GSM networks
                                        -        Describe the Features and Functionality of
                                                 the WAVEView OMC and CraftPC interface tools.

        Who should attend?              Primary audience: BSS system specialists and OMC-R personnel
                                        Secondary audience: technical and non-technical management personnel interested in the WAVEXpress product.

        Prerequisites:                  Basic knowledge of GSM

        Delivery:                       Instructor led lecture with student manuals.

        Duration:                       1/2 day

-----------------------------------------------------------------------------------------------
                                  WAVEVIEW OMC-R SYSTEM ADMINISTRATION
-----------------------------------------------------------------------------------------------

                                                COURSE SERIES 300
        Course Description:             This course is intended for UNIX System Administrators. It provides the necessary knowledge to install, commission, and backup the WAVEView OMC-R system.

        Lessons:                        -        Introduction to WAVEView
                                        -        WAVEView Hardware Components
                                        -        Software Processes Overview
                                        -        WAVEView Directory Structure
                                        -        Start Up & Shutdown Process
                                        -        System Access & Security
                                        -        WAVEView Archive & Restore Procedures with hands on
                                                 Exercise

        Objectives:                     AT THE END OF THIS COURSE THE STUDENT WILL BE ABLE TO:
                                        -        Define all the hardware components within the WAVEView
                                        -        Define the hardware and software requirements for the
                                                 WAVEView
                                        -        Describe the software processes with the OMC-R
                                        -        Understand the directory structure and disk
                                                 partitioning of the OMC-R
                                        -        Use the Solaris install utility to configure the
                                                 client/server default parameters and disk partitions
                                        -        Install Solaris patches
                                        -        Setup UNIX user accounts
                                        -        Setup Oracle user accounts
                                        -        Client/Server Oracle RDBMS database
                                                 product installation
                                        -        Server Oracle RDBMS database setup
                                        -        Install Motif and X11 software on the client/server
                                        -        Install the client/server OMC-R application software
                                        -        E1 UNIX software installation
                                        -        Carry out daily, weekly, and monthly archives
                                        -        Restore data after a disk crash

        Who should attend?              Primary Audience: System Administrators
                                        Secondary Audience: Network Administrators

        Prerequisites:                  Course 100 & 200 Must be an experienced UNIX user.

        Delivery:                       Instructor led lecture with theoretical and hands-on activities.


        Duration:                       2 days

-----------------------------------------------------------------------------------------------
                                   WAVEVIEW OMC-R NETWORK OPERATIONS
-----------------------------------------------------------------------------------------------

                                                COURSE SERIES 400
        Course Description:             This course is intended to give operators
                                        the skills to monitor and operate the
                                        WAVEView OMC-R From this course the student
                                        will learn to configure, troubleshoot, and
                                        maintain the BSS network controlled by the OMC-R.

        Lessons:                        -        Introduction to WAVEView OMC
                                        -        WAVEView Features
                                        -        WAVEView User Interfaces
                                        -        WAVEView Alarm & Event Handling
                                        -        WAVEView Performance Management
                                        -        OML Management
                                        -        Network Element Configuration
                                        -        Software Management
                                        -        WAVEView Routine Procedures

        Objectives:                     AT THE END OF THIS COURSE THE STUDENT WILL BE ABLE TO:
                                        -        Describe the OMC-R in the GSM network
                                        -        Define all the hardware and software components
                                                 within the WAVEView product
                                        -        Navigate through the WAVEView GUI
                                        -        Handle the event and alarm screens
                                        -        Open event logs and use the event filters
                                        -        Troubleshoot the network from the WAVEView GUI
                                        -        Monitor the performance of the network using the OMC-R
                                                 Performance management features
                                        -        Perform hourly, daily, and weekly tasks
                                        -        Add, delete, or modify BTS, and BSC sites
                                        -        Add, delete, or modify individual network element
                                                 component modules
                                        -        Add, delete, or modify network element module parameters

        Who should attend?              Primary Audience: OMC-R Operators and Network Administrators
                                        Secondary Audience: Specialists

        Prerequisites:                  Course 100 & 200, or familiarity with GSM and InterWAVE products

        Delivery:                       Instructor led lecture with theoretical and hands-on activities.

        Duration:                       3 days

-----------------------------------------------------------------------------------------------
                               WAVEVIEW OMC COMBINED SYSTEM ADMINISTRATION
-----------------------------------------------------------------------------------------------

                                                COURSE SERIES 700
        Course Description:             This course is intended for
                                        UNIX System Administrators responsible
                                        for maintaining InterWAVE's InterWAVE
                                        Microcellular network offering. This
                                        course provides the necessary knowledge
                                        to install, commission, and backup the
                                        combined WAVEView OMC system.

        Lessons:                        -        Introduction to WAVEView
                                        -        WAVEView Hardware Components
                                        -        Software Processes Overview
                                        -        WAVEView Directory Structure
                                        -        Start Up & Shutdown Process
                                        -        System Access & Security
                                        -        WAVEView Archive & Restore Procedures with hands on
                                                 Exercises

        Objectives:                     AT THE END OF THIS COURSE THE STUDENT WILL BE ABLE TO:
                                        -        Define all the hardware components within the WAVEView
                                        -        Define the hardware and software requirements for the
                                                 WAVEView
                                        -        Describe the software processes with the OMC-R
                                        -        Understand the directory structure and disk
                                                 partitioning of the OMC-R
                                        -        Use the Solaris install utility to configure the
                                                 client/server default parameters and disk partitions
                                        -        Install Solaris patches
                                        -        Setup UNIX user accounts
                                        -        Setup Oracle user accounts
                                        -        Client/Server Oracle RDBMS database
                                                 product installation
                                        -        Sewer Oracle RDBMS database setup
                                        -        Install Motif and X11 software on the client/server
                                        -        Install the client/server OMC-R application software
                                        -        E1 UNIX software installation
                                        -        Carry out daily, weekly, and monthly archives
                                        -        Restore data after a disk crash

        Who should attend?              Primary Audience: System Administrators
                                        Secondary Audience: Network Administrators

        Prerequisites:                  Course 100 & 200. Must be an experienced UNIX user.

        Delivery:                       Instructor led lecture with theoretical and hands-on activities.


        Duration:                       2 days

-----------------------------------------------------------------------------------------------
                              WAVEVIEW OMC COMBINED NETWORK ADMINISTRATION
-----------------------------------------------------------------------------------------------

                                                COURSE SERIES 800
        Course Description:             This course is intended to
                                        give operators the skills to monitor and
                                        operate both WAVEView OMC-R and OMC-S.
                                        From this course the student will learn
                                        to configure, troubleshoot, and maintain
                                        the network controlled by the WAVEView
                                        OMC.

        Lessons:                        -        Introduction to WAVEView OMC
                                        -        WAVEView Features
                                        -        WAVEView User Interfaces
                                        -        WAVEView Alarm & Event Handling
                                        -        WAVEView Performance Management
                                        -        OML Management
                                        -        Network Element Configuration
                                        -        Software Management
                                        -        WAVEView Routine Procedures

        Objectives:                     AT THE END OF THIS COURSE THE STUDENT WILL BE ABLE TO:
                                        -        Describe the OMC-S in the GSM network
                                        -        Define all the hardware and software components within
                                                 the WAVEView products
                                        -        Navigate through the WAVEView GUI
                                        -        Handle the event and alarm screens
                                        -        Open event logs and use the event filters
                                        -        Troubleshoot the network from the WAVEView GUI
                                        -        Monitor the performance of the network using the OMC-S
                                                 Performance management features
                                        -        Perform hourly, dally, and weekly tasks
                                        -        Add, delete, or modify Subscribers, IMSIs, and MSISDNs
                                        -        Add, delete, or modify WAVEXchange MSC and HLR
                                                 parameters
                                        -        Add, delete, or modify Routes and Dialing parameters
                                        -        CDR administration

        Who should attend?              Primary Audience: OMC-S Operators and Network Administrators.
                                        Secondary Audience: BSS Specialists

        Prerequisites:                  Course 100 & 200, or familiarity with GSM and INTERWAVE products.

        Delivery:                       Instructor led lecture with theoretical and hands-on activities.


        Duration:                       2 days

                                      CUSTOMER AVAILABILITY: 4/1/98

-------------------------------------------------------------------------------
                               BSS OPERATIONS
-------------------------------------------------------------------------------

                                                COURSE SERIES 500

        Course Description:             This course is intended to provide BSS
                                        personnel with an in-depth understanding
                                        of the WAVEXpress theory of operation
                                        as well as hands-on exercises to
                                        maintain the BSS Network with the
                                        CraftPC user interface tool.

        Lessons:                        -        BSS Features and Functionality
                                        -        BSS Hardware Descriptions
                                        -        BSS Configurations
                                        -        BSS Software Architecture
                                        -        BSS Operations & Maintenance
                                        -        CraftPC Overview
                                        -        CraftPC NMI Exercises
                                        -        BSS Software Management

        Objectives:                     -        AT THE END OF THIS COURSE THE STUDENT WILL BE ABLE TO:
                                        -        Identify and explain the main Features and
                                                 Functionality of the WAVEXpress & MicroEXpress
                                        -        Identify the physical components within the WAVEXpress
                                                 & MicroEXpress
                                        -        Know the system and module configurations, capacity and
                                                 dimensioning rules
                                        -        Identify the major sections of the WAVEXpress/BSC
                                                 software architecture
                                        -        Identify the manageable objects within software the
                                                 Object structure
                                        -        Understand the sequence of events and processes
                                                 of fault detection and recovery
                                        -        Understand WAVEXpress diagnostic capabilities
                                        -        Describe the Boot and POST process of the
                                                 WAVEXpress
                                        -        Understand and Implement the CraftPC with the
                                                 equipping/verifying of devices under a BSC/BTS
                                        -        Know Event & Performance management through
                                                 the BSS

        Who should attend?              Primary audience: BSS specialist,  Field Optimization,  or System and Database Engineers.
                                        Secondary audience: OMC-R Network Operators.

        Prerequisites:                  Course 100 & 200, or  extensive  knowledge  of GSM and  INTERWAVE products.

        Delivery:                       Instructor led lecture with theoretical and hands-on activities.






        Duration:                       3 days

-----------------------------------------------------------------------------------------------




                      BSS INSTALLATION & COMMISSIONING
-----------------------------------------------------------------------------------------------

                                                COURSE SERIES 600

        Course Description:             This course is intended to provide BSS
                                        personnel with the knowledge and skills
                                        to install and commission a WAVEXpress BSC,
                                        BTS or MicroEXpress/BTS. In this course
                                        we will cover each step of the installation
                                        process from customizing the installation
                                        environment to RF commissioning.

        Lessons:                        -        Overview of BSS Installation & Commissioning Processes
                                        -        WAVEXpress/BTS Installation & Commissioning Exercises
                                        -        WAVEXpress/BSC Installation & Commissioning Exercises
                                        -        MicroEXpress/BTS Installation & Commissioning Exercises
                                        -        Field Replaceable Units (FRU) exercises

        Objectives:                     AT THE END OF THIS COURSE THE STUDENT WILL BE ABLE TO:
                                        -        Define and understand the physical site requirements
                                                 and environmental constraints for a WAVEXpress BSC, BTS &
                                                 MicroEXpress/BTS
                                        -        Understand the POST and Diagnostic test available
                                                 through the CraftPC
                                        -        Know the test equipment associated with Installation &
                                                 Commissioning
                                        -        Perform hands-on BSC & BTS commissioning using the
                                                 CraftPC and maintenance manuals.
                                        -        Perform practical exercises of field replacements of
                                                 modules
                                        -        Perform practical hands on POST tests

        Who should attend?              Primary   audience:    BSS   Installation,    Commissioning   and
                                        Maintenance Engineers,
                                        Secondary audience: BSS Specialist.

        Prerequisites:                  Course 100 & 200, or  extensive  knowledge  of GSM and  INTERWAVE products.

        Delivery:                       Instructor led lecture with theoretical and hands-on activities.

        Duration:                       1.5 days

-----------------------------------------------------------------------------------------------




                          WAVEXCHANGE OPERATIONS & MAINTENANCE
-----------------------------------------------------------------------------------------------

                                                   COURSE SERIES 900

        Course Description:    This course is intended to provide
                               MSC personnel with theory of operation as well as
                               hands-on exercises to Install, Commission,
                               Integrate, Configure the WAVEXchange platform as
                               an integrated network offering. Topics include
                               Subscriber management,(via HLR), NSS
                               Configurations, PSTN Interfaces (with
                               Configuration of all links), BSS configurations,
                               Along with lower level of technical product
                               description such as H/W, S/W architecture,
                               protocols, NSS Dimensioning rules, Maintenance
                               and recovery.

        Lessons:               -        Network Overview
                               -        NSS Hardware & Configuration
                               -        NSS Software Architecture
                               -        Using the Craft PC
                               -        WXC Operation & Maintenance
                               -        Signaling
                               -        Implementation
                               -        Configuration Management
                               -        Software Management
                               -        Routing
        Objectives:            AT THE END OF THIS COURSE THE STUDENT WILL BE ABLE TO:
                               -        Understand and describe the system architecture/market applications
                               -        Understand and describe the PALIM concept
                               -        Understand and describe the Network interfaces
                               -        Understand and describe the hardware components of WAVEXchange, OMC &
                                        HLR
                               -        Understand and describe the capacity of each hardware component.
                               -        Understand and describe the Craft PC and its connections to IWP
                               -        Understand and describe the WAVEXchange software structure and how to navigate NMI objects
                               -        Understand and describe the NMI object hierarchy.
                               -        Understand and describe the vxWorks commands
                               -        Understand the POST tests
                               -        Understand the recovery process
                               -        Know how to config and set the signaling connections.
                               -        Understand the Installation and Commissioning Process.
                               -        Know how to set up the NSS network
                               -        Know how to define BSS data on the WAVEXchange level.
                               -        Know how the WAVEXchange stores information
                               -        Understand software management
                               -        Understand Routing Concept
                               -        Create routing definition
        Who should attend?     Primary audience:  MSC specialist,  Field  Optimization,  or System and Database
                               Engineers. Secondary audience: OMC-5 Network Operators
        Prerequisites:         Course 100 & 200, or extensive knowledge of GSM and INTERWAVE products.

        Delivery:              Instructor led lecture with theoretical and hands-on activities.
        Duration:              5 days
                                         CUSTOMER AVAILABILITY: 8/1/98
-----------------------------------------------------------------------------------------------




                              BSS DATABASE ENGINEERING
-----------------------------------------------------------------------------------------------

                                                  COURSE SERIES 1000

        Course Description:           An Instructor Led course familiarizing
                                      students in practical BSS database
                                      building. To provide trainees with
                                      the skills and knowledge to fine tune
                                      the BSS network using the OMC-R, as well
                                      as to give recommendations for parameter
                                      settings.

        Lessons:                      -        Introduction
                                      -        BSS Interface Configuration
                                      -        BSC Configuration
                                      -        BTS Configuration
                                      -        Handover Configuration
                                      -        Power Control Configuration
                                      -        Adjacent Cell Configuration
                                      -        Site Configuration Exercises
        Objectives:                   AT THE END OF THIS COURSE THE STUDENT WILL BE ABLE TO:
                                      -        Equip and understand all the database parameters used within a
                                               Base Station Controller
                                      -        Equip and understand all the database parameters used within a
                                               Base Transceiver Station
                                      -        Equip and understand all the database parameters used for
                                               Handover Control & Power Budget assessment
                                      -        Equip and understand all the database parameters used for Power
                                               Control
                                      -        Equip and understand all the database parameters used within the BSS Interfaces (Air, A & Abis)
                                      -        Equip and understand all the database
                                               parameters used for Adjacent Cell
                                               sites (both managed & non managed cells)
                                      -        Build a BSC database
                                      -        Build a BTS database
                                      -        Perform C1 & C2 exercises for a given scenario
                                      -        Perform practical exercises for cell configuration using the
                                               WAVEView OMC-R

        Who should attend?            Primary Audience:  BSS Specialist, Optimization Engineers, or OMC Specialist

        Prerequisites:                Courses 200, 400, & 500 and at least 6 months field experience on the BSS

        Delivery:                     Instructor led lecture with theoretical and hands-on activities.





        Duration:                     2/3 days (UNDETERMINED AT THIS TIME)

                                      NOT AVAILABLE AT THIS TIME


-----------------------------------------------------------------------------------------------




                       BSS ADVANCED MAINTENANCE & TROUBLESHOOTING
-----------------------------------------------------------------------------------------------

        Course Description:             This course is designed to
                                        create a better understanding of the
                                        operation of the GSM/DCS system as a
                                        whole and the interaction between the
                                        BSS elements. Troubleshooting in a
                                        complete GSM/DCS network is also taught.
                                        To provide trainees with the skills
                                        needed to retrieve, display and
                                        administer performance measurement data
                                        from the OMC-R.

        Lessons:                        -        GSM Messaging & Call Processing Functions
                                        -        Call Tracing Exercises
                                        -        Troubleshooting LALCATEL
                                        -        Performance Measurements

        Objectives:                     AT THE END OF THIS COURSE THE STUDENT WILL BE ABLE TO:
                                        -        Understand GSM layer 1-3, messages for call processing
                                        -        Perform analyses of M-M, M-L, and location updates call
                                                 scenarios
                                        -        Effectively troubleshoot the BSS at a system level utilizing system diagnostics and available test equipment
                                        -        Locate Hardware faults with the aid of maintenance manuals procedures and correcting them by replacing modules
                                        -        know the counters for performance measurements
                                        -        know the objects which are monitored by the measurements
                                        -        know the benefits and purpose of the measurements

        Who should attend?              Primary Audience: BSS specialist, and OMC-R specialist

        Prerequisites:                  Courses 200,  400, & 500 and at lease 6 months field  experience on the
                                        BSS

        Delivery:                       Instructor led lecture with theoretical and hands-on activities.

        Duration:                       2/3 days (UNDETERMINED AT THIS TIME)

                                          NOT AVAILABLE AT THIS TIME

                             TRAINING REQUEST FORM

                                              Date of Request:
                                                               ----------------

Customer Name:                              Operator   / /    Distributor   / /
              ---------------------------------
Customer Contact:                                    Telephone:
                 ------------------------------                ----------------

---------------------------------------------------------------------------------------------------------------------
                                            TYPE OF TRAINING REQUESTED:
   / /          Course Series 200          / /           Course Series 500           / /       Course Series 800
                 Product Overview                  BSS Operations & Maintenance             OMC-S Network Operations
                (1 2 DAY) $500USD                        (3 DAYS) $1500USD                     (5 days) $2500USD

   / /          Course Series 300          / /           Course Series 600
           OMC-R System Administration                  BSS Installation &
                (2 DAYS) $1000USD                          Commissioning
                                                         (2 DAYS) $1000USD

   / /          Course Series 400          / /           Course Series 700
             OMC-R Network Operations              NSS Operations & Maintenance
                (3 DAYS) $1500USD                        (3 DAYS) $1500USD

                                                  PRICES ARE PER STUDENT
---------- ----------------------------- -------- -------------------------------- -------- -------------------------

---------------------------------------------------------------------


REQUESTED TIMEFRAME OF TRAINING:            How many students:
    Course Series 200                                                     ----------------------------------
                      ------------------      -------------                              BILLING

    Course Series 300
                      ------------------      -------------               / / P.O. number
                                                                                          -------------------
    Course Series 400                                                         / / Bill To:
                      ------------------      -------------                                ------------------
                                                                          -----------------------------------
    Course Series 500
                      ------------------      -------------

    Course Series 600
                      ------------------      -------------               ----------------------------------
                                                                    PREFERRED TRAINING  LOCATION
    Course Series 700
                      ------------------      -------------
                                                                    / / U.K.
    Course Series 800                                               / / Hong Kong
                      ------------------      -------------         / / Customer Location

                                                                                        ------------------
    Course Series 900                                        -----------------------------------
                      ------------------      -------------
---------------------------------------------------------------------